UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07687

Nuveen Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Asset Allocation Funds

For investors seeking professional asset allocation based on a combination of quantitative and qualitative market analysis.

Annual Report

August 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSGBX	FSACX	FSASX	FSAYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKBX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSFBX	FSJCX	FSJSX	FSFYX
Nuveen Strategy Growth Allocation Fund	FAGSX	FSNBX	FSNCX	FSNSX	FSGYX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Strategy Aggressive Growth Allocation Fund

Nuveen Strategy Balanced Allocation Fund

Nuveen Strategy Conservative Allocation Fund

Nuveen Strategy Growth Allocation Fund

Portfolio managers David R. Cline, CFA, and James A. Colon, CFA, discuss the economic and market conditions, key investment strategies and the Funds’ performance during the twelve-month reporting period ended August 31, 2013. David and James make the Funds’ allocation decisions in consultation with the Asset Allocation and Quantitative Investment Team that operates in Nuveen Advisory Solutions, a unit of Nuveen Asset Management, LLC, which is responsible for managing global multi-asset class strategies using macro, top-down quantitative analysis. David has led the team responsible for the management of the Funds since their inception in 2001. James became co-portfolio manager of the Funds in 2011.

What were the general market conditions and trends during the twelve-month reporting period ended August 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer term Treasury securities in an open-ended effort to bolster growth. In June 2013, Fed policymakers announced that the economic outlook had improved enough to warrant a possible “tapering” of the Central Bank’s quantitative easing programs later in 2013. However, at its September meeting (subsequent to the end of this reporting period), the Fed indicated that the recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Central Bank made no changes to its highly accommodative monetary policies in September, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 2.5% in the second quarter of 2013, compared with 1.1% for the first quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of August 2013, while the core CPI (which excludes food and energy) increased 1.8% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of August 2013, the national unemployment rate was 7.3%. The housing market, long a major weak spot in the U.S. economic recovery, continued to deliver good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.4% for the twelve months ended July 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff” negotiations. The tax consequences of the fiscal cliff situation, scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal year 2013, which ended on September 30, 2013. On October 17, 2013 (subsequent to the end of the reporting period), Congress reached a compromise on a spending package and delayed the debt limit discussions until early 2014.

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities, especially during the first half of the period. However, the tide quickly turned in June 2013, triggered by the Fed’s comments about the possible tapering of quantitative easing later this year, which was earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets including equities, spread products and growth-sensitive currencies sold off significantly. The common thread in the markets appeared to be a general “de-risking” by investors based on concerns about the Central Bank’s withdrawal of policy stimulus.

For much of the reporting period, however, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 18.70% over the twelve-month reporting period. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S. as well, which drove very strong equity market advances globally. In Japan, newly elected Prime Minister Shinzo Abe articulated policies designed to reinvigorate Japan’s weak economy. Widespread optimism for his strategies led to a massive rally in the Japanese equity market, which was up nearly 25% during the twelve-month reporting period, according to MSCI. Elsewhere, the European Central Bank signaled an extended period of low rates while the U.K.’s Bank of England pursued its most aggressive monetary policy to date. Returns for developed markets outside the U.S. were very strong, as evidenced by the MSCI EAFE Index’s advance of 19.17% for the reporting period. In emerging market countries, which are more dependent on global growth and commodity prices, stocks significantly lagged developed markets with flat returns over this reporting period, according to the MSCI Emerging Market Index. In light of the Fed-induced summertime volatility, fixed income spread sectors outperformed U.S. Treasury securities. High-yield corporate bonds, with their higher yield levels and shorter durations, held up the best with the Barclays High Yield Index returning 7.56% during the twelve-month reporting period. The overall fixed income market, as measured by the broad-based Barclays Aggregate Bond Index, showed a return of -2.47% for the reporting period. Longer term Treasuries were the period’s worst performers with 20+ year Treasuries returning -13.99% as measured by Barclays.

How did the Funds perform during the twelve-month reporting period ended August 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year and ten-year periods ending August 31, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Morningstar Index and Lipper classification average.

Nuveen Strategy Aggressive Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2013?

The Fund’s Class A Shares at NAV underperformed the Morningstar Index, but outperformed the Lipper classification average for the twelve-month reporting period ended August 31, 2013.

6	Nuveen Investments

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen Funds to seek a high level of capital growth, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds with the remaining 10% allocated to fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities. During this reporting period, the Fund tactically used equity and fixed income futures to adjust its mix. Due to generally higher equity prices and interest rates, the futures contracts had a moderately positive impact to performance.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2013?

In an effort to achieve its objective of providing a high level of capital growth, the majority of the Nuveen Strategy Aggressive Growth Allocation Fund continued to be positioned in equities. However, we implemented a number of tactical shifts to the Fund’s asset allocation mix throughout the period. Generally speaking, these moves included an expansion in the Fund’s underweight to both small-cap and mid-cap domestic equities. At the same time, we moved to overweight both large-cap domestic equities and developed market foreign equities. We also continued to maintain a small overweight to the absolute return and alternative fixed income asset classes and underweight to core bonds. In addition, we continued to further diversify the Fund by adding more investment options from the Nuveen Fund family. We also attempted to capitalize on several shorter term opportunities during the investment period using various futures contracts. Our goal with these changes was to continue to improve and further diversify the Fund’s sources of risk-adjusted returns. All of these changes are discussed in more detail in the following paragraphs.

Domestic equities continued to represent the largest weight in the Fund’s portfolio. Large-cap stock funds represented the majority of the domestic equity exposure. However, we continued to diversify the Fund’s large-cap portfolio with the addition of a new position in the Nuveen Symphony Large-Cap Growth Fund. This fund owns a portfolio of large-cap growth stocks selected through a bottom-up process using multiple quantitative and qualitative techniques. In order to establish that position, we lowered the Fund’s weighting in the Nuveen Large Cap Growth Opportunities Fund. Six other Nuveen Funds focused on value, core and growth stocks comprised the rest of the Fund’s domestic large-cap equity exposure. We also purchased S&P 500® Index futures during the reporting period as an overlay strategy to increase the Fund’s exposure to large-cap stocks. As mentioned earlier, we moved to underweight both mid-cap and small-cap stocks during the reporting period. These underweights accounted for much of the Fund’s performance shortfall versus the Morningstar Aggressive Target Risk Index as mid- and small-cap stocks performed strongly throughout the reporting period.

As economic conditions stabilized and improved in regions outside of the U.S., we moved to a tactical overweight in developed market equities. We continued to realize more than half of the Fund’s developed and emerging market exposure from a position in the Nuveen International Select Fund, a core international fund managed by two subadvisors and Nuveen Asset Management. We also further diversified the Fund’s international exposure via a small position in the Nuveen Symphony International Equity Fund. This fund offers a portfolio of non-U.S. equity securities selected using multiple quantitative and qualitative techniques. The remaining international equity fund exposure was split between two style-oriented products managed by Nuveen affiliates: the Nuveen International Growth Fund and the Nuveen Tradewinds International Value Fund. In addition, we further increased the Fund’s exposure to foreign equities through the tactical use of futures contracts. Midway through the reporting period, we added futures contracts on both the Japanese Nikkei 225 Index and the MSCI Emerging Market Index as we believed both areas looked attractive. The Fund’s Nikkei 225 Index futures proved particularly beneficial and we sold them after realizing a solid gain. We also sold out of the Fund’s emerging market futures at a small gain before period end. In turn, we added developed market equity exposure to the Fund through futures contracts on the MSCI EAFE Index.

Nuveen Investments	7

During the reporting period we made no tactical shifts in the Fund’s allocation to real asset segments – commodities and real estate. The Fund’s commodities exposure was achieved through positions in the iShares® S&P GSCI® Commodity-Indexed Trust and the PowerShares DB Commodity Index Tracking Fund, which are both exchange-traded funds. We also maintained a position in the Nuveen Real Estate Securities Fund.

To offset part of our tactical underweight to core fixed income, we favored the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

As previously mentioned, within the Fund’s fixed income portfolio we carried a tactical overweight to alternative fixed income, while maintaining a negligible position in core fixed income. The Fund’s fixed income exposure was broadly diversified among a number of small positions in core and alternative Nuveen Funds. We also used interest rate futures as an overlay strategy to adjust the exposures caused by the underlying fixed income funds. At various times during the reporting period, we established short futures contracts on U.S. Treasury 5-year notes and 2-year notes to protect the Fund from the possibility of rising interest rates. At the end of July, we added long positions in futures contracts for 30-year U.S. Treasuries in an attempt to capture some value after their yields rose swiftly in the summer.

The Fund had several small shifts in its cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of period end, the Fund’s cash level was again negligible, with enough to accommodate requirements for daily cash flows and futures collateral.

Nuveen Strategy Balanced Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during this reporting period ended August 31, 2013?

The Fund’s Class A Shares at NAV underperformed both the Morningstar Index and the Lipper classification average for the twelve-month reporting period ended August 31, 2013.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen Funds to seek capital growth and current income, the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% stock funds with the remaining 40% allocated to fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities. During this reporting period, the Fund tactically used equity and fixed income futures to adjust its mix. Due to generally higher equity prices and interest rates, the futures contracts had a moderately positive impact to performance.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2013?

In an effort to achieve its objective of providing both capital growth and current income, the majority of the Nuveen Strategy Balanced Allocation Fund continued to be positioned in equities. However, we implemented a number of tactical shifts to the Fund’s asset allocation mix throughout the reporting period. Generally speaking, these moves included a slight expansion in the Fund’s underweight to both small-cap and mid-cap domestic equities. At the same time, we moved to overweight both large-cap domestic equities and developed market foreign equities. We also shifted to an even greater underweight in core bonds in favor of substantial overweights to both the alternative fixed income and absolute return asset classes. And, we continued to further diversify the Fund by adding more investment options

8	Nuveen Investments

from the Nuveen Fund family. We also attempted to capitalize on several shorter-term opportunities during the investment period using various futures contracts. Our goal with these changes was to continue to improve and further diversify the Fund’s sources of risk-adjusted returns. All of these changes are discussed in more detail in the following paragraphs.

Domestic equities continued to represent the largest weight in the Fund’s portfolio. Large-cap stock funds represented the majority of the domestic equity exposure. However, we continued to diversify the Fund’s large-cap portfolio with the addition of a new position in the Nuveen Symphony Large-Cap Growth Fund. This fund owns a portfolio of large-cap growth stocks selected through a bottom-up process using multiple quantitative and qualitative techniques. In order to establish that position, we lowered the Fund’s weighting in the Nuveen Large Cap Growth Opportunities Fund. Six other Nuveen Funds focused on value, core and growth stocks comprised the rest of the Fund’s domestic large-cap equity exposure. We also purchased S&P 500® Index futures during the reporting period as an overlay strategy to increase the Fund’s exposure to large-cap stocks. As mentioned earlier, we moved to underweight both mid-cap and small-cap stocks during the period. These underweights accounted for much of the Fund’s performance shortfall versus the Morningstar Moderate Target Risk Index as mid- and small-cap stocks performed very strongly throughout the period.

As economic conditions stabilized and improved in regions outside of the U.S., we moved to a tactical overweight in developed market equities. We continued to realize about half of the Fund’s developed and emerging market exposure from a position in the Nuveen International Select Fund, a core international fund managed by two subadvisors and Nuveen Asset Management. We also further diversified the Fund’s international exposure via a small position in the Nuveen Symphony International Equity Fund. This fund offers a portfolio of non-U.S. equity securities selected using multiple quantitative and qualitative techniques. The remaining international equity fund exposure was split between two style-oriented products managed by Nuveen affiliates: the Nuveen International Growth Fund and the Nuveen Tradewinds International Value Fund. In addition, we further increased the Fund’s exposure to foreign equities through the tactical use of futures contracts. Midway through the reporting period, we added futures contracts on both the Japanese Nikkei 225 Index and the MSCI Emerging Market Index as we believed both areas looked attractive. The Fund’s Nikkei 225 Index futures proved particularly beneficial and we sold them after realizing a solid gain. We also sold out of the Fund’s emerging market futures at a small gain before period end. In turn, we added developed market equity exposure to the Fund through futures contracts on the MSCI EAFE Index in the final month of the reporting period.

Within the Fund’s fixed income portfolio, core fixed income securities still represented the largest weight; however, we moved to further significantly underweight this segment during the reporting period. The Fund’s core exposure was broadly diversified among the Nuveen Core Bond Fund (formerly the Nuveen Intermediate Term Bond Fund), the Nuveen Core Plus Bond Fund, the Nuveen Short Term Bond Fund and the Nuveen Strategic Income Fund. Also, although we continued to underweight Treasury Inflation Protected Securities (TIPS) in the core portfolio, we did add back slightly to exposure after the segment’s strong sell-off in mid-summer. At the same time, we continued to tactically overweight the alternative fixed income asset classes. Within the Fund’s alternative fixed income portfolio, we added to its position in the Nuveen High Yield Municipal Bond Fund twice during the reporting period. We believed high yield municipal bonds were trading at attractive values relative to core bonds all year, and particularly after the fixed income market’s summer sell-off. We also added a very small position in the Nuveen Global Total Return Bond Fund, a global fixed income product that integrates country, currency and sector exposure with bottom-up security selection and active global interest rate positioning. This product gave our Fund additional exposure to emerging market bonds, which we believed looked far more attractive from both a price and yield standpoint after the sell-off. Also, for a portion of the period, we owned a small position in the iShares® FTSE NAREIT Mortgage Plus Capped Index Fund in the alternative fixed income portfolio, in an effort to capitalize on its price appreciation potential and current income. After buying this fund at a very depressed level, it recovered and we subsequently sold the position during the reporting period. The remaining alternative fixed income products in the Fund included: the Nuveen High Income Bond Fund, the Nuveen

Nuveen Investments	9

Symphony Credit Opportunities Fund, the Nuveen Preferred Securities Fund, the Nuveen All-American Municipal Bond Fund and the Nuveen Real Asset Income Fund. Finally, we continued to use interest rate futures as an overlay strategy to adjust the exposures caused by the underlying fixed income funds. Earlier in the period, we shorted futures contracts on 5-year U.S. Treasuries to protect the Fund from the possibility of rising interest rates. Later in the reporting period, we established short futures contracts on U.S. Treasury 2-year notes for the same reason and eventually closed out the 5-year positions. At the end of July, we added long positions in futures contracts for 30-year U.S. Treasuries in an attempt to capture some value after their yields rose swiftly in the summer.

To offset part of our tactical underweight to core fixed income, we also favored the absolute return asset class. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

During the reporting period we made no tactical shifts in the Fund’s allocation to real asset segments – commodities, real estate and global infrastructure. The Fund’s commodities exposure was mostly achieved through a position in the iShares® S&P GSCI® Commodity-Indexed Trust as well as a small position in the PowerShares DB Commodity Index Tracking Fund, which are both exchange-traded funds. We also maintained positions in the Nuveen Real Estate Securities Fund and the Nuveen Global Infrastructure Fund.

The Fund had several small shifts in its cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the period end, the Fund’s cash level was again negligible, with enough to accommodate requirements for daily cash flows and futures collateral.

Nuveen Strategy Conservative Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during this reporting period ended August 31, 2013?

The Fund’s Class A Shares at NAV underperformed both the Morningstar Index and the Lipper classification average for the twelve-month reporting period ended August 31, 2013.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen Funds to seek a high level of current income consistent with limited risk to capital, which is the Fund’s investment objective. The Fund pursued this objective by targeting an overall portfolio exposure of approximately 30% equity funds, 60% allocated to fixed income and commodities and 10% absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities. During this reporting period, the Fund tactically used equity and fixed-income futures to adjust its mix. Due to generally higher equity prices and interest rates, the futures contracts had a moderately positive impact to performance.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2013?

In an effort to achieve its objective of providing a high level of current income with limited risk to capital, the majority of the Nuveen Strategy Conservative Allocation Fund continued to be positioned in fixed income securities. However, we implemented a number of tactical shifts to the Fund’s asset allocation mix throughout the period. Generally speaking, these moves included an even greater underweight to core bonds in favor of substantial overweights to both the alternative fixed income and absolute return asset classes. At the same time, we moved to overweight both large-cap domestic equities and developed market foreign equities. We also slightly expanded the Fund’s underweight to both small-cap and mid-cap

10	Nuveen Investments

domestic equities. And, we continued to further diversify the Fund by adding more investment options from the Nuveen Fund family and its affiliates. We also attempted to capitalize on several shorter term opportunities using various futures contracts. Our goal with these changes was to continue to improve and further diversify the Fund’s sources of risk-adjusted returns. All of these changes are discussed in more detail in the following paragraphs.

Within the Fund’s fixed income portfolio, core fixed income securities still represented the largest weight; however, we moved to further significantly underweight this segment. The Fund’s core exposure was broadly diversified among the Nuveen Core Bond Fund (formerly the Nuveen Intermediate Term Bond Fund), the Nuveen Core Plus Bond Fund, the Nuveen Short Term Bond Fund and the Nuveen Strategic Income Fund. Also, although we continued to underweight Treasury Inflation Protected Securities (TIPS) in the core portfolio, we did add back slightly to exposure after the segment’s strong sell-off in mid-summer. At the same time, we continued to tactically overweight the alternative fixed income asset classes. Within the Fund’s alternative fixed income portfolio, we added to its position in the Nuveen High Yield Municipal Bond Fund during the period. We believed high yield municipal bonds were trading at attractive values relative to core bonds all year, and particularly after the fixed income market’s summer sell-off. We also added a small position in the Nuveen Global Total Return Bond Fund, a global fixed income product that integrates country, currency and sector exposure with bottom-up security selection and active global interest rate positioning. This product gave our Fund additional exposure to emerging market bonds, which we believed looked far more attractive from both a price and yield standpoint after the sell-off. Also, for a portion of the period, we owned a small position in the iShares® FTSE NAREIT Mortgage Plus Capped Index Fund in the alternative fixed income portfolio, in an effort to capitalize on its price appreciation potential and current income. After buying this fund at a very depressed level, it recovered and we subsequently sold the position. The remaining alternative fixed income products in the Fund included: the Nuveen High Income Bond Fund, the Nuveen All-American Municipal Bond Fund, the Nuveen Symphony Credit Opportunities Fund, the Nuveen Preferred Securities Fund and the Nuveen Real Asset Income Fund. Finally, we continued to use interest rate futures as an overlay strategy to adjust the exposures caused by the underlying fixed income funds. Earlier in the period, we shorted futures contracts on 5-year U.S. Treasuries to protect the Fund from the possibility of rising interest rates. Later in the reporting period, we established short futures contracts on U.S. Treasury 2-year notes for the same reason and eventually closed out the 5-year positions. At the end of July, we added long positions in futures contracts for 30-year U.S. Treasuries in an attempt to capture some value after their yields rose swiftly in the summer.

To offset part of our tactical underweight to core fixed income, we also favored the absolute return asset class. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

We continued to maintain the Fund’s moderate exposure to domestic equities during the reporting period. Large-cap stock funds represented the majority of the Fund’s domestic equity exposure. However, we continued to diversify the Fund’s large-cap portfolio with the addition of a new position in the Nuveen Symphony Large-Cap Growth Fund. This fund owns a portfolio of large-cap growth stocks selected through a bottom-up process using multiple quantitative and qualitative techniques. In order to establish that position, we lowered the Fund’s weighting in the Nuveen Large Cap Growth Opportunities Fund. We also purchased S&P 500® Index futures during the reporting period as an overlay strategy to increase the Fund’s exposure to large-cap stocks. As mentioned earlier, we moved to underweight both mid-cap and small-cap stocks during the reporting period. We also shorted Russell 2000® Index futures to effectively lower the Fund’s small-cap market exposure to a negligible amount. These underweights accounted for much of the Fund’s performance shortfall versus the Morningstar Moderately Conservative Target Risk Index as mid- and small-cap stocks performed very strongly throughout the reporting period.

Nuveen Investments	11

As economic conditions stabilized and improved in regions outside of the U.S., we moved to a tactical overweight in developed market equities. We continued to realize the majority of the Fund’s developed and emerging market exposure from a position in the Nuveen International Select Fund, a core international fund managed by two subadvisors and Nuveen Asset Management. We also further diversified the Fund’s international exposure via a small position in the Nuveen Symphony International Equity Fund. This fund offers a portfolio of non-U.S. equity securities selected using multiple quantitative and qualitative techniques. The remaining international equity fund exposure was split between the Nuveen International Growth Fund and the Nuveen Tradewinds International Value Fund. In addition, we further increased the Fund’s exposure to foreign equities through the tactical use of futures contracts. Midway through the reporting period, we added futures contracts on both the Japanese Nikkei 225 Index and the MSCI Emerging Market Index as we believed both areas looked attractive. The Fund’s Nikkei 225 Index futures proved particularly beneficial and we sold them after realizing a solid gain. We also sold out of the Fund’s emerging market futures at a small gain before period end. In turn, we added developed market equity exposure to the Fund through futures contracts on the MSCI EAFE Index in the final month of the reporting period.

During the reporting period we made no tactical shifts in the Fund’s allocation to real asset segments – commodities, real estate and global infrastructure. The Fund maintained small positions in the Nuveen Global Infrastructure Fund, the Nuveen Real Estate Securities Fund and the iShares® S&P GSCI® Commodity-Indexed Trust.

The Fund had several small shifts in its cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the period end, the Fund’s cash level was again negligible, with enough to accommodate requirements for daily cash flows and futures collateral.

Nuveen Strategy Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during this reporting period ended August 31, 2013?

The Fund’s Class A Shares at NAV underperformed both the Morningstar Index and the Lipper classification average for the twelve-month reporting period ended August 31, 2013.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen Funds to seek capital growth with a moderate level of current income, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds with the remaining 25% allocated to fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities. During this period, the Fund tactically used equity and fixed income futures to adjust its mix. Due to generally higher equity prices and interest rates, the futures contracts had a moderately positive impact to performance.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2013?

In an effort to achieve its objective of providing capital growth with a moderate level of current income, the majority of the Nuveen Strategy Growth Allocation Fund continued to be positioned in equities. However, we implemented a number of tactical shifts to the Fund’s asset allocation mix throughout the period. Generally speaking, these moves included an expansion in the Fund’s underweight to both small-cap and mid-cap domestic equities. At the same time, we moved to overweight both large-cap domestic equities and developed market foreign equities. We also continued to maintain a small overweight to the absolute return and alternative fixed income asset classes and underweight to core bonds. We continued to further diversify the Fund by adding more investment options from the Nuveen Fund family. We also attempted to capitalize on several shorter term opportunities during the investment period using various futures

12	Nuveen Investments

contracts. Our goal with these changes was to continue to improve and further diversify the Fund’s sources of risk-adjusted returns. All of these changes are discussed in more detail in the following paragraphs.

Domestic equities continued to represent the largest weight in the Fund’s portfolio. Large-cap stock funds represented the majority of the domestic equity exposure. However, we continued to diversify the Fund’s large-cap portfolio with the addition of a new position in the Nuveen Symphony Large-Cap Growth Fund. This fund owns a portfolio of large-cap growth stocks selected through a bottom-up process using multiple quantitative and qualitative techniques. In order to establish that position, we lowered the Fund’s weighting in the Nuveen Large Cap Growth Opportunities Fund. Six other Nuveen Funds focused on value, core and growth stocks comprised the rest of the Fund’s domestic large-cap equity exposure. We also purchased S&P 500® Index futures during the reporting period as an overlay strategy to increase the Fund’s exposure to large-cap stocks. As mentioned earlier, we moved to underweight both mid-cap and small-cap stocks during the period. These underweights accounted for much of the Fund’s performance shortfall versus the Morningstar Moderately Aggressive Target Risk Index as mid- and small-cap stocks performed strongly throughout the reporting period.

As economic conditions stabilized and improved in regions outside of the U.S., we moved to a tactical overweight in developed market equities. We continued to realize more than half of the Fund’s developed and emerging market exposure from a position in the Nuveen International Select Fund, a core international fund managed by two subadvisors and Nuveen Asset Management. We also further diversified the Fund’s international exposure via a small position in the Nuveen Symphony International Equity Fund. This fund offers a portfolio of non-U.S. equity securities selected using multiple quantitative and qualitative techniques. The remaining international equity fund exposure was split between two style-oriented products managed by Nuveen affiliates: the Nuveen International Growth Fund and the Nuveen Tradewinds International Value Fund. In addition, we further increased the Fund’s exposure to foreign equities during the reporting period through the tactical use of futures contracts. Midway through the reporting period, we added futures contracts on both the Japanese Nikkei 225 Index and the MSCI Emerging Market Index as we believed both areas looked attractive. The Fund’s Nikkei 225 Index futures proved particularly beneficial and we sold them after realizing a solid gain. We also sold out of the Fund’s emerging market futures at a small gain before period end. In turn, we added developed market equity exposure to the Fund through futures contracts on the MSCI EAFE Index in the final month of the reporting period.

Within the Fund’s fixed income portfolio, we carried a tactical overweight to alternative fixed income, while maintaining a significant tactical underweight to core fixed income. Within the Fund’s alternative fixed income portfolio, we added to its position in the Nuveen High Yield Municipal Bond Fund during the period. We believed high yield municipal bonds were trading at attractive values relative to core bonds all year, and particularly after the fixed income market’s summer sell-off. We also added a very small position in the Nuveen Global Total Return Bond Fund, a global fixed income product that integrates country, currency and sector exposure with bottom-up security selection and active global interest rate positioning. This product gave our Fund additional exposure to emerging market bonds, which we believed looked far more attractive from both a price and yield standpoint after the sell-off. Also, for a portion of the reporting period, we owned a small position in the iShares® FTSE NAREIT Mortgage Plus Capped Index Fund in the alternative fixed income portfolio, in an effort to capitalize on its price appreciation potential and current income. After buying this fund at a very depressed level, it recovered and we subsequently sold the position during the reporting period. The other alternative fixed income products in the Fund included: the Nuveen High Income Bond Fund, the Nuveen Symphony Credit Opportunities Fund, the Nuveen Preferred Securities Fund, the Nuveen All-American Municipal Bond Fund and the Nuveen Real Asset Income Fund. The Fund’s remaining fixed income exposure was broadly diversified among several other core Nuveen funds. We also used interest rate futures as an overlay strategy to adjust the exposures caused by the underlying fixed income funds. Earlier in the period, we shorted futures contracts on 5-year U.S. Treasuries to protect the Fund from the possibility of rising interest rates. Later in the reporting period, we established short futures

Nuveen Investments	13

contracts on U.S. Treasury 2-year notes for the same reason and eventually closed out the 5-year positions. At the end of July, we added long positions in futures contracts for 30-year U.S. Treasuries in an attempt to capture some value after their yields rose swiftly in the summer.

To offset part of our tactical underweight to core fixed income, we also favored the absolute return asset class during the period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

We made no tactical shifts in the Fund’s allocation to real asset segments – commodities, real estate and global infrastructure. The Fund’s commodities exposure was mostly achieved through a position in the iShares® S&P GSCI® Commodity-Indexed Trust as well as a small position in the PowerShares DB Commodity Index Tracking Fund, which are both exchange-traded funds. We also maintained positions in the Nuveen Real Estate Securities Fund and the Nuveen Global Infrastructure Fund.

The Fund had several small shifts in its cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the period end, the Fund’s cash level was again negligible, with enough to accommodate requirements for daily cash flows and futures collateral.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen Funds). Generally, your cost to invest in asset allocation funds will be greater than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, volatility related to small- and mid-cap stocks, the potential high volatility of commodities, foreign securities risk, and credit and interest-rate risk related to debt securities. The Funds’ potential use of derivative instrument involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

14	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Aggressive Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	14.18%	4.44%	7.00%
Class A Shares at maximum Offering Price	7.62%	3.22%	6.37%
Morningstar Aggressive Target Risk Index*	16.91%	6.12%	8.49%
Lipper Flexible Portfolio Funds Classification Average*	4.53%	4.65%	6.35%

Class B Shares w/o CDSC	13.37%	3.65%	6.20%
Class B Shares w/CDSC	8.37%	3.48%	6.20%
Class C Shares	13.32%	3.64%	6.21%
Class R3 Shares	13.88%	4.17%	6.77%
Class I Shares	14.50%	4.69%	7.27%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	16.47%	7.43%	7.50%
Class A Shares at maximum Offering Price	9.76%	6.17%	6.86%
Class B Shares w/o CDSC	15.66%	6.65%	6.69%
Class B Shares w/CDSC	10.66%	6.49%	6.69%
Class C Shares	15.61%	6.64%	6.70%
Class R3 Shares	16.20%	7.17%	7.26%
Class I Shares	16.70%	7.70%	7.76%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios**	Net Expense Ratios**
Class A Shares	1.60%	1.34%
Class B Shares	2.35%	2.09%
Class C Shares	2.35%	2.09%
Class R3 Shares	1.85%	1.59%
Class I Shares	1.35%	1.09%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through January 31, 2014, so that total annual Fund operating expenses, after fee waivers and/or expenses reimbursements and excluding acquired fund fees and expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	The expense ratios include acquired fund fees and expenses of 0.94%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Balanced Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	8.36%	5.04%	6.28%
Class A Shares at maximum Offering Price	2.17%	3.81%	5.65%
Morningstar Moderate Target Risk Index*	9.59%	6.13%	7.41%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average*	8.90%	5.38%	5.85%

Class B Shares w/o CDSC	7.65%	4.27%	5.48%
Class B Shares w/CDSC	2.65%	4.10%	5.48%
Class C Shares	7.54%	4.25%	5.48%
Class R3 Shares	8.16%	4.78%	6.05%
Class I Shares	8.65%	5.28%	6.54%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	9.91%	7.60%	6.57%
Class A Shares at maximum Offering Price	3.62%	6.34%	5.94%
Class B Shares w/o CDSC	9.20%	6.82%	5.77%
Class B Shares w/CDSC	4.20%	6.66%	5.77%
Class C Shares	9.19%	6.83%	5.78%
Class R3 Shares	9.72%	7.33%	6.32%
Class I Shares	10.21%	7.87%	6.83%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios**	Net Expense Ratios**
Class A Shares	1.38%	1.25%
Class B Shares	2.13%	2.00%
Class C Shares	2.13%	2.00%
Class R3 Shares	1.63%	1.50%
Class I Shares	1.13%	1.00%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through January 31, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	The expense ratios include acquired fund fees and expenses of 0.85%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.44%	5.46%	5.46%
Class A Shares at maximum Offering Price	-2.53%	4.22%	4.84%
Morningstar Moderately Conservative Target Risk Index*	5.67%	5.58%	6.41%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average*	4.03%	5.08%	5.09%

Class B Shares w/o CDSC	2.69%	4.67%	4.67%
Class B Shares w/CDSC	-2.31%	4.50%	4.67%
Class C Shares	2.69%	4.67%	4.67%
Class R3 Shares	3.21%	5.20%	5.21%
Class I Shares	3.61%	5.72%	5.72%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.20%	7.44%	5.51%
Class A Shares at maximum Offering Price	-1.83%	6.18%	4.88%
Class B Shares w/o CDSC	3.36%	6.62%	4.71%
Class B Shares w/CDSC	-1.64%	6.46%	4.71%
Class C Shares	3.35%	6.64%	4.71%
Class R3 Shares	3.97%	7.17%	5.26%
Class I Shares	4.47%	7.70%	5.77%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios**	Net Expense Ratios**
Class A Shares	1.33%	1.17%
Class B Shares	2.08%	1.92%
Class C Shares	2.08%	1.92%
Class R3 Shares	1.58%	1.42%
Class I Shares	1.08%	0.92%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through January 31, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	The expense ratios include acquired fund fees and expenses of 0.77%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.20%	4.83%	6.66%
Class A Shares at maximum Offering Price	4.84%	3.59%	6.04%
Morningstar Moderately Aggressive Target Risk Index*	13.82%	6.25%	8.11%
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average*	12.01%	5.42%	6.13%

Class B Shares w/o CDSC	10.41%	4.06%	5.87%
Class B Shares w/CDSC	5.41%	3.88%	5.87%
Class C Shares	10.40%	4.06%	5.88%
Class R3 Shares	10.93%	4.56%	6.42%
Class I Shares	11.43%	5.08%	6.93%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	13.18%	7.62%	7.07%
Class A Shares at maximum Offering Price	6.65%	6.35%	6.44%
Class B Shares w/o CDSC	12.34%	6.80%	6.27%
Class B Shares w/CDSC	7.34%	6.65%	6.27%
Class C Shares	12.33%	6.82%	6.28%
Class R3 Shares	12.94%	7.33%	6.83%
Class I Shares	13.49%	7.89%	7.34%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios**	Net Expense Ratios**
Class A Shares	1.51%	1.30%
Class B Shares	2.26%	2.05%
Class C Shares	2.26%	2.05%
Class R3 Shares	1.76%	1.55%
Class I Shares	1.26%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through January 31, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	The expense ratios include acquired fund fees and expenses of 0.90%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Holding Summaries as of August 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Strategy Aggressive Growth Allocation Fund

Non-Affiliated Commodity Funds	Weighting[1]	1-Year Total Returns[2]
iShares® S&P GSCI® Commodity-Indexed Trust	3.0%	(2.20)%
PowerShares DB Commodity Index Tracking Fund	2.0%	(7.44)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	11.1%	10.92%	[3]
Nuveen International Growth Fund (Class I)	4.8%	31.15%
Nuveen International Select Fund (Class I)	17.0%	11.82%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	4.6%	8.38%	[3]
Nuveen Large Cap Select Fund (Class I)	3.3%	23.47%
Nuveen Mid Cap Growth Opportunities Fund (Class R6)	1.1%	10.56%	[3]
Nuveen Mid Cap Value Fund (Class I)	1.4%	23.83%
Nuveen NWQ Large-Cap Value Fund (Class I)	4.0%	19.21%
Nuveen Quantitative Enhanced Core Equity Fund (Class I)	7.6%	17.12%
Nuveen Real Asset Income Fund (Class I)	1.1%	6.67%
Nuveen Real Estate Securities Fund (Class R6)	3.7%	(13.06)%	[4]
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	6.0%	3.49%	[5]
Nuveen Small Cap Growth Opportunities Fund (Class I)	0.1%	23.11%
Nuveen Small Cap Select Fund (Class I)	0.2%	19.54%
Nuveen Small Cap Value Fund (Class I)	0.2%	24.90%
Nuveen Symphony International Equity Fund (Class I)	1.0%	15.03%
Nuveen Symphony Large-Cap Growth Fund (Class I)	1.6%	9.04%
Nuveen Tactical Market Opportunities Fund (Class I)	6.5%	(4.45)%
Nuveen Tradewinds International Value Fund (Class I)	3.9%	13.12%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	4.1%	7.74%	[5]

Affiliated Fixed Income Funds	Weighting[1]	1-Year Total Returns[2]
Nuveen Core Bond Fund (Class I)	0.6%	(2.02)%
Nuveen Core Plus Bond Fund (Class I)	0.3%	0.03%
Nuveen Global Total Return Bond Fund (Class I)	0.5%	(2.94)%
Nuveen High Income Bond Fund (Class I)	1.7%	9.99%
Nuveen High Yield Municipal Bond Fund (Class I)	2.9%	(5.50)%
Nuveen Inflation Protected Securities Fund (Class I)	0.3%	(6.56)%
Nuveen Preferred Securities Fund (Class I)	1.1%	9.17%
Nuveen Short Term Bond Fund (Class I)	0.6%	1.75%
Nuveen Strategic Income Fund (Class I)	0.4%	2.85%
Nuveen Symphony Credit Opportunities Fund (Class I)	1.2%	9.94%

Short-Term Investments	Weighting[1]
First American Treasury Obligations Fund, Class Z	0.4%
U.S. Treasury Bills	1.4%

1	As a percentage of net assets as of the end of the reporting period. Holdings are subject to change. Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

2	As of the end of the reporting period.

3	On February 28, 2013, Nuveen Dividend Value Fund, Nuveen Large Cap Growth Opportunities Fund and Nuveen Mid Cap Growth Opportunities Fund began offering Class R6 Shares. The returns shown are cumulative since inception.

4	On April 30, 2013, Nuveen Real Estate Securities Fund began offering Class R6 Shares. The return shown is cumulative since inception.

5	On March 25, 2013, Nuveen Santa Barbara Dividend Growth Fund and Nuveen Winslow Large-Cap Growth Fund began offering Class R6 Shares. The returns shown are cumulative since inception.

24	Nuveen Investments

Nuveen Strategy Balanced Allocation Fund

Non-Affiliated Commodity Funds	Weighting[1]	1-Year Total Returns[2]
iShares® S&P GSCI® Commodity-Indexed Trust	2.6%	(2.20)%
PowerShares DB Commodity Index Tracking Fund	0.3%	(7.44)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	7.1%	10.92%	[3]
Nuveen Global Infrastructure Fund (Class I)	1.0%	10.70%
Nuveen International Growth Fund (Class I)	2.8%	31.15%
Nuveen International Select Fund (Class I)	11.3%	11.82%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	2.8%	8.38%	[3]
Nuveen Large Cap Select Fund (Class I)	1.7%	23.47%
Nuveen Mid Cap Growth Opportunities Fund (Class R6)	1.5%	10.56%	[3]
Nuveen Mid Cap Value Fund (Class I)	1.5%	23.83%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.6%	19.21%
Nuveen Quantitative Enhanced Core Equity Fund (Class I)	4.6%	17.12%
Nuveen Real Asset Income Fund (Class I)	1.0%	6.67%
Nuveen Real Estate Securities Fund (Class R6)	2.8%	(13.06)%	[4]
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	4.4%	3.49%	[5]
Nuveen Small Cap Growth Opportunities Fund (Class I)	0.1%	23.11%
Nuveen Small Cap Select Fund (Class I)	0.5%	19.54%
Nuveen Small Cap Value Fund (Class I)	0.1%	24.90%
Nuveen Symphony International Equity Fund (Class I)	0.6%	15.03%
Nuveen Symphony Large-Cap Growth Fund (Class I)	1.1%	9.04%
Nuveen Tactical Market Opportunities Fund (Class I)	9.6%	(4.45)%
Nuveen Tradewinds International Value Fund (Class I)	2.4%	13.12%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	2.7%	7.74%	[5]

Affiliated Fixed Income Funds	Weighting[1]	1-Year Total Returns[2]
Nuveen All-American Municipal Bond Fund (Class I)	1.0%	(5.54)%
Nuveen Core Bond Fund (Class I)	7.4%	(2.02)%
Nuveen Core Plus Bond Fund (Class I)	7.4%	0.03%
Nuveen Global Total Return Bond Fund (Class I)	0.5%	(2.94)%
Nuveen High Income Bond Fund (Class I)	2.3%	9.99%
Nuveen High Yield Municipal Bond Fund (Class I)	4.4%	(5.50)%
Nuveen Inflation Protected Securities Fund (Class I)	1.0%	(6.56)%
Nuveen Preferred Securities Fund (Class I)	0.9%	9.17%
Nuveen Short Term Bond Fund (Class I)	4.0%	1.75%
Nuveen Strategic Income Fund (Class I)	3.1%	2.85%
Nuveen Symphony Credit Opportunities Fund (Class I)	1.6%	9.94%

Short-Term Investments	Weighting[1]
First American Treasury Obligations Fund, Class Z	0.7%
U.S. Treasury Bills	0.8%

1	As a percentage of net assets as of the end of the reporting period. Holdings are subject to change. Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

2	As of the end of the reporting period.

3	On February 28, 2013, Nuveen Dividend Value Fund, Nuveen Large Cap Growth Opportunities Fund and Nuveen Mid Cap Growth Opportunities Fund began offering Class R6 Shares. The returns shown are cumulative since inception.

4	On April 30, 2013, Nuveen Real Estate Securities Fund began offering Class R6 Shares. The return shown is cumulative since inception.

5	On March 25, 2013, Nuveen Santa Barbara Dividend Growth Fund and Nuveen Winslow Large-Cap Growth Fund began offering Class R6 Shares. The returns shown are cumulative since inception.

Nuveen Investments	25

Holding Summaries (continued) as of August 31, 2013

Nuveen Strategy Conservative Allocation Fund

Non-Affiliated Commodity Funds	Weighting[1]	1-Year Total Returns[2]
iShares® S&P GSCI® Commodity-Indexed Trust	1.0%	(2.20)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	4.5%	10.92%	[3]
Nuveen Global Infrastructure Fund (Class I)	3.1%	10.70%
Nuveen International Growth Fund (Class I)	1.5%	31.15%
Nuveen International Select Fund (Class I)	5.0%	11.82%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	1.3%	8.38%	[3]
Nuveen Large Cap Select Fund (Class I)	0.8%	23.47%
Nuveen Mid Cap Growth Opportunities Fund (Class R6)	1.0%	10.56%	[3]
Nuveen NWQ Large-Cap Value Fund (Class I)	1.1%	19.21%
Nuveen Quantitative Enhanced Core Equity Fund (Class I)	2.2%	17.12%
Nuveen Real Asset Income Fund (Class I)	1.1%	6.67%
Nuveen Real Estate Securities Fund (Class R6)	1.0%	(13.06)%	[4]
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2.3%	3.49%	[5]
Nuveen Small Cap Select Fund (Class I)	1.3%	19.54%
Nuveen Symphony International Equity Fund (Class I)	0.5%	15.03%
Nuveen Symphony Large-Cap Growth Fund (Class I)	0.5%	9.04%
Nuveen Tactical Market Opportunities Fund (Class I)	11.2%	(4.45)%
Nuveen Tradewinds International Value Fund (Class I)	1.2%	13.12%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	1.2%	7.74%	[5]

Affiliated Fixed Income Funds	Weighting[1]	1-Year Total Returns[2]
Nuveen All-American Municipal Bond Fund (Class I)	1.9%	(5.54)%
Nuveen Core Bond Fund (Class I)	15.1%	(2.02)%
Nuveen Core Plus Bond Fund (Class I)	14.5%	0.03%
Nuveen Global Total Return Bond Fund (Class I)	0.5%	(2.94)%
Nuveen High Income Bond Fund (Class I)	1.9%	9.99%
Nuveen High Yield Municipal Bond Fund (Class I)	3.4%	(5.50)%
Nuveen Inflation Protected Securities Fund (Class I)	3.0%	(6.56)%
Nuveen Preferred Securities Fund (Class I)	0.7%	9.17%
Nuveen Short Term Bond Fund (Class I)	8.1%	1.75%
Nuveen Strategic Income Fund (Class I)	6.9%	2.85%
Nuveen Symphony Credit Opportunities Fund (Class I)	1.3%	9.94%

Short-Term Investments	Weighting[1]
First American Treasury Obligations Fund, Class Z	0.6%
U.S. Treasury Bills	0.4%

1	As a percentage of net assets as of the end of the reporting period. Holdings are subject to change. Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

2	As of the end of the reporting period.

3	On February 28, 2013, Nuveen Dividend Value Fund, Nuveen Large Cap Growth Opportunities Fund and Nuveen Mid Cap Growth Opportunities Fund began offering Class R6 Shares. The returns shown are cumulative since inception.

4	On April 30, 2013, Nuveen Real Estate Securities Fund began offering Class R6 Shares. The return shown is cumulative since inception.

5	On March 25, 2013, Nuveen Santa Barbara Dividend Growth Fund and Nuveen Winslow Large-Cap Growth Fund began offering Class R6 Shares. The returns shown are cumulative since inception.

26	Nuveen Investments

Nuveen Strategy Growth Allocation Fund

Non-Affiliated Commodity Funds	Weighting[1]	1-Year Total Returns[2]
iShares® S&P GSCI® Commodity-Indexed Trust	3.1%	(2.20)%
PowerShares DB Commodity Index Tracking Fund	1.0%	(7.44)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	9.2%	10.92%	[3]
Nuveen Global Infrastructure Fund (Class I)	1.0%	10.70%
Nuveen International Growth Fund (Class I)	3.5%	31.15%
Nuveen International Select Fund (Class I)	13.3%	11.82%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	3.9%	8.38%	[3]
Nuveen Large Cap Select Fund (Class I)	2.6%	23.47%
Nuveen Mid Cap Growth Opportunities Fund (Class R6)	1.5%	10.56%	[3]
Nuveen Mid Cap Value Fund (Class I)	1.8%	23.83%
Nuveen NWQ Large-Cap Value Fund (Class I)	3.4%	19.21%
Nuveen Quantitative Enhanced Core Equity Fund (Class I)	6.5%	17.12%
Nuveen Real Asset Income Fund (Class I)	1.1%	6.67%
Nuveen Real Estate Securities Fund (Class R6)	3.7%	(13.06)%	[4]
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	5.2%	3.49%	[5]
Nuveen Small Cap Growth Opportunities Fund (Class I)	0.3%	23.11%
Nuveen Small Cap Select Fund (Class I)	0.5%	19.54%
Nuveen Small Cap Value Fund (Class I)	0.2%	24.90%
Nuveen Symphony International Equity Fund (Class I)	1.0%	15.03%
Nuveen Symphony Large-Cap Growth Fund (Class I)	1.3%	9.04%
Nuveen Tactical Market Opportunities Fund (Class I)	8.8%	(4.45)%
Nuveen Tradewinds International Value Fund (Class I)	3.0%	13.12%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.4%	7.74%	[5]

Affiliated Fixed Income Funds	Weighting[1]	1-Year Total Returns[2]
Nuveen All-American Municipal Bond Fund (Class I)	0.4%	(5.54)%
Nuveen Core Bond Fund (Class I)	2.7%	(2.02)%
Nuveen Core Plus Bond Fund (Class I)	2.6%	0.03%
Nuveen Global Total Return Bond Fund (Class I)	0.6%	(2.94)%
Nuveen High Income Bond Fund (Class I)	2.3%	9.99%
Nuveen High Yield Municipal Bond Fund (Class I)	4.1%	(5.50)%
Nuveen Inflation Protected Securities Fund (Class I)	0.5%	(6.56)%
Nuveen Preferred Securities Fund (Class I)	1.4%	9.17%
Nuveen Short Term Bond Fund (Class I)	1.6%	1.75%
Nuveen Strategic Income Fund (Class I)	1.1%	2.85%
Nuveen Symphony Credit Opportunities Fund (Class I)	1.6%	9.94%

Short-Term Investments	Weighting[1]
First American Treasury Obligations Fund, Class Z	0.7%
U.S. Treasury Bills	1.1%

1	As a percentage of net assets as of the end of the reporting period. Holdings are subject to change. Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

2	As of the end of the reporting period.

3	On February 28, 2013, Nuveen Dividend Value Fund, Nuveen Large Cap Growth Opportunities Fund and Nuveen Mid Cap Growth Opportunities Fund began offering Class R6 Shares. The returns shown are cumulative since inception.

4	On April 30, 2013, Nuveen Real Estate Securities Fund began offering Class R6 Shares. The return shown is cumulative since inception.

5	On March 25, 2013, Nuveen Santa Barbara Dividend Growth Fund and Nuveen Winslow Large-Cap Growth Fund began offering Class R6 Shares. The returns shown are cumulative since inception.

Nuveen Investments	27

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

In addition to the fees and expenses which the Funds bears directly; the Funds indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Funds invests. Because the underlying funds have varied expenses and fee levels and the Funds may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These underlying fees and expenses are not reflected in the expenses shown in the table.

Nuveen Strategy Aggressive Growth Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$1,052.30	$1,048.80	$1,048.10	$1,051.40	$1,054.40	$1,023.19	$1,019.41	$1,019.41	$1,021.93	$1,024.45
Expenses Incurred During Period	$2.07	$5.94	$5.94	$3.36	$0.78	$2.04	$5.85	$5.85	$3.31	$0.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Balanced Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$1,019.30	$1,015.60	$1,015.70	$1,018.10	$1,020.60	$1,023.19	$1,019.41	$1,019.41	$1,021.93	$1,024.45
Expenses Incurred During Period	$2.04	$5.84	$5.84	$3.31	$0.76	$2.04	$5.85	$5.85	$3.31	$0.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	Nuveen Investments

Nuveen Strategy Conservative Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$992.50	$988.70	$989.50	$991.30	$993.80	$1,023.19	$1,019.41	$1,019.41	$1,021.93	$1,024.45
Expenses Incurred During Period	$2.01	$5.76	$5.77	$3.26	$0.75	$2.04	$5.85	$5.85	$3.31	$0.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Growth Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$1,036.00	$1,032.40	$1,032.40	$1,034.60	$1,036.70	$1,023.19	$1,019.41	$1,019.41	$1,021.93	$1,024.45
Expenses Incurred During Period	$2.05	$5.89	$5.89	$3.33	$0.77	$2.04	$5.85	$5.85	$3.31	$0.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	29

Report of

Independent Registered

Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Strategy Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, Nuveen Strategy Conservative Allocation Fund, and Nuveen Strategy Growth Allocation Fund (each a series of the Nuveen Strategy Funds, Inc., hereinafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, Nuveen Strategy Conservative Allocation Fund, and Nuveen Strategy Growth Allocation Fund for the periods ended August 31, 2011 and prior were audited by other independent auditors whose report dated October 7, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

October 28, 2013

30	Nuveen Investments

Portfolio of Investments

Nuveen Strategy Aggressive Growth Allocation Fund

August 31, 2013

Shares	Description (1), (6)				Value
	LONG-TERM INVESTMENTS – 97.9%

	COMMODITY FUNDS – 5.0%

	Non-Affiliated Commodity Funds – 5.0%

88,257	iShares® S&P GSCI® Commodity-Indexed Trust, (2)				$2,961,022

74,332	PowerShares DB Commodity Index Tracking Fund, (2)				1,981,691
	Total Commodity Funds (cost $5,163,892)				4,942,713
	EQUITY FUNDS – 83.3%

	Affiliated Equity Funds – 83.3%

653,710	Nuveen Dividend Value Fund (Class R6)				11,021,549

135,669	Nuveen International Growth Fund (Class I)				4,744,362

1,758,503	Nuveen International Select Fund (Class I)				16,811,287

111,970	Nuveen Large Cap Growth Opportunities Fund (Class R6), (2)				4,547,093

199,822	Nuveen Large Cap Select Fund (Class I)				3,275,076

21,750	Nuveen Mid Cap Growth Opportunities Fund (Class R6), (2)				1,120,768

48,808	Nuveen Mid Cap Value Fund (Class I)				1,390,548

194,188	Nuveen NWQ Large-Cap Value Fund (Class I)				4,002,222

300,623	Nuveen Quantitative Enhanced Core Equity Fund (Class I)				7,515,586

48,033	Nuveen Real Asset Income Fund (Class I)				1,064,892

174,149	Nuveen Real Estate Securities Fund (Class R6)				3,622,304

199,377	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				5,973,331

4,521	Nuveen Small Cap Growth Opportunities Fund (Class I)				123,553

11,325	Nuveen Small Cap Select Fund (Class I)				172,927

11,262	Nuveen Small Cap Value Fund (Class I)				180,298

57,090	Nuveen Symphony International Equity Fund (Class I)				959,679

57,114	Nuveen Symphony Large-Cap Growth Fund (Class I)				1,557,510

603,594	Nuveen Tactical Market Opportunities Fund (Class I)				6,458,458

170,998	Nuveen Tradewinds International Value Fund (Class I)				3,886,775

102,525	Nuveen Winslow Large-Cap Growth Fund (Class R6), (2)				4,037,437
	Total Equity Funds (cost $78,598,247)				82,465,655
	FIXED INCOME FUNDS – 9.6%

	Affiliated Fixed Income Funds – 9.6%

63,947	Nuveen Core Bond Fund (Class I)				642,672

26,983	Nuveen Core Plus Bond Fund (Class I)				306,527

26,404	Nuveen Global Total Return Bond Fund (Class I)				530,717

184,468	Nuveen High Income Bond Fund (Class I)				1,665,743

189,582	Nuveen High Yield Municipal Bond Fund (Class I)				2,845,631

23,388	Nuveen Inflation Protected Securities Fund (Class I)				258,434

61,327	Nuveen Preferred Securities Fund (Class I)				1,050,539

62,501	Nuveen Short Term Bond Fund (Class I)				623,757

39,351	Nuveen Strategic Income Fund (Class I)				430,504

51,316	Nuveen Symphony Credit Opportunities Fund (Class I)				1,140,753
	Total Fixed Income Funds (cost $9,597,830)				9,495,277
	Total Long-Term Investments (cost $93,359,969)				96,903,645

Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.8%

	Money Market Funds – 0.4%

400,070	First American Treasury Obligations Fund, Class Z	0.000% (4)	N/A	N/A	$400,070

Nuveen Investments	31

Portfolio of Investments

Nuveen Strategy Aggressive Growth Allocation Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	U.S. Government and Agency Obligations – 1.4%

$1,400	U.S. Treasury Bills, (5)	0.000%	2/13/14	Aaa	$1,399,762
	Total Short-Term Investments (cost $1,799,717)				1,799,832
	Total Investments (cost $95,159,686) – 99.7%				98,703,477
	Other Assets Less Liabilities – 0.3%				256,203
	Net Assets – 100%				$98,959,680

Investments in Derivatives at August 31, 2013

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index	Long	36	9/13	$3,045,060	$(64,360)
Russell 2000® E-Mini	Short	(30)	9/13	(3,030,300)	(133,339)
S&P 500® Index	Long	32	9/13	13,050,400	(81,478)
S&P MidCap 400® E-Mini	Long	24	9/13	2,838,960	20,348
U.S. 2-Year Treasury Note	Short	(37)	12/13	(8,130,750)	(1,638)
U.S. Treasury Long Bond	Long	7	12/13	923,344	5,451
				$8,696,714	$(255,016)
*	Total Notional Amount at Value of long and short positions were $19,857,764 and $(11,161,050), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; fund has not declared a dividend within the past twelve months.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is effective yield as of the end of the reporting period.
(6)	A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.
N/A	Not Applicable.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments

Nuveen Strategy Balanced Allocation Fund

August 31, 2013

Shares	Description (1), (6)				Value
	LONG-TERM INVESTMENTS – 98.7%

	COMMODITY FUNDS – 2.9%

	Non-Affiliated Commodity Funds – 2.9%

269,258	iShares® S&P GSCI® Commodity-Indexed Trust, (2)				$9,033,606

45,622	PowerShares DB Commodity Index Tracking Fund, (2)				1,216,283
	Total Commodity Funds (cost $9,678,388)				10,249,889
	EQUITY FUNDS – 62.2%

	Affiliated Equity Funds – 62.2%

1,484,608	Nuveen Dividend Value Fund (Class R6)				25,030,494

357,464	Nuveen Global Infrastructure Fund (Class I)				3,581,788

279,893	Nuveen International Growth Fund (Class I)				9,787,845

4,150,516	Nuveen International Select Fund (Class I)				39,678,934

246,701	Nuveen Large Cap Growth Opportunities Fund (Class R6), (2)				10,018,525

365,554	Nuveen Large Cap Select Fund (Class I)				5,991,423

104,874	Nuveen Mid Cap Growth Opportunities Fund (Class R6), (2)				5,404,157

184,928	Nuveen Mid Cap Value Fund (Class I)				5,268,610

436,813	Nuveen NWQ Large-Cap Value Fund (Class I)				9,002,713

639,979	Nuveen Quantitative Enhanced Core Equity Fund (Class I)				15,999,473

164,840	Nuveen Real Asset Income Fund (Class I)				3,654,497

466,395	Nuveen Real Estate Securities Fund (Class R6)				9,701,014

512,403	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				15,351,585

14,712	Nuveen Small Cap Growth Opportunities Fund (Class I)				402,081

106,618	Nuveen Small Cap Select Fund (Class I)				1,628,055

20,210	Nuveen Small Cap Value Fund (Class I)				323,565

134,060	Nuveen Symphony International Equity Fund (Class I)				2,253,550

139,066	Nuveen Symphony Large-Cap Growth Fund (Class I)				3,792,331

3,148,203	Nuveen Tactical Market Opportunities Fund (Class I)				33,685,771

377,942	Nuveen Tradewinds International Value Fund (Class I)				8,590,615

236,660	Nuveen Winslow Large-Cap Growth Fund (Class R6), (2)				9,319,668
	Total Equity Funds (cost $183,178,094)				218,466,694
	FIXED INCOME FUNDS – 33.6%

	Affiliated Fixed Income Funds – 33.6%

320,091	Nuveen All-American Municipal Bond Fund (Class I)				3,383,357

2,598,896	Nuveen Core Bond Fund (Class I)				26,118,909

2,281,396	Nuveen Core Plus Bond Fund (Class I)				25,916,662

93,435	Nuveen Global Total Return Bond Fund (Class I)				1,878,050

882,567	Nuveen High Income Bond Fund (Class I)				7,969,583

1,035,844	Nuveen High Yield Municipal Bond Fund (Class I)				15,548,016

325,518	Nuveen Inflation Protected Securities Fund (Class I)				3,596,976

192,590	Nuveen Preferred Securities Fund (Class I)				3,299,062

1,413,263	Nuveen Short Term Bond Fund (Class I)				14,104,367

992,280	Nuveen Strategic Income Fund (Class I)				10,855,539

247,843	Nuveen Symphony Credit Opportunities Fund (Class I)				5,509,549
	Total Fixed Income Funds (cost $111,313,165)				118,180,070
	Total Long-Term Investments (cost $304,169,647)				346,896,653

Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.5%

	Money Market Funds – 0.7%

2,405,568	First American Treasury Obligations Fund, Class Z	0.000% (4)	N/A	N/A	$2,405,568

Nuveen Investments	33

Portfolio of Investments

Nuveen Strategy Balanced Allocation Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	U.S. Government and Agency Obligations – 0.8%

$3,000	U.S. Treasury Bills, (5)	0.000%	2/13/14	Aaa	$2,999,490
	Total Short-Term Investments (cost $5,404,812)				5,405,058
	Total Investments (cost $309,574,459) – 100.2%				352,301,711
	Other Assets Less Liabilities – (0.2)%				(761,477)
	Net Assets – 100%				$351,540,234

Investments in Derivatives at August 31, 2013

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index	Long	83	9/13	$7,020,555	$(148,385)
Russell 2000® E-Mini	Short	(87)	9/13	(8,787,870)	(339,464)
S&P 500® Index	Long	77	9/13	31,402,525	(175,801)
S&P MidCap 400® E-Mini	Long	38	9/13	4,495,020	32,217
U.S. 2-Year Treasury Note	Short	(68)	12/13	(14,943,000)	(3,355)
U.S. Treasury Long Bond	Long	26	12/13	3,429,563	20,248
				$22,616,793	$(614,540)
*	Total Notional Amount at Value of long and short positions were $46,347,663 and $(23,730,870), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; fund has not declared a dividend within the past twelve months.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is effective yield as of the end of the reporting period.
(6)	A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.
N/A	Not Applicable.

See accompanying notes to financial statements.

34	Nuveen Investments

Portfolio of Investments

Nuveen Strategy Conservative Allocation Fund

August 31, 2013

Shares	Description (1), (6)				Value
	LONG-TERM INVESTMENTS – 99.1%

	COMMODITY FUNDS – 1.0%

	Non-Affiliated Commodity Funds – 1.0%

42,301	iShares® S&P GSCI® Commodity-Indexed Trust, (2)				$1,419,199
	Total Commodity Funds (cost $1,716,082)				1,419,199
	EQUITY FUNDS – 40.8%

	Affiliated Equity Funds – 40.8%

364,521	Nuveen Dividend Value Fund (Class R6)				6,145,829

412,787	Nuveen Global Infrastructure Fund (Class I)				4,136,126

56,416	Nuveen International Growth Fund (Class I)				1,972,853

714,170	Nuveen International Select Fund (Class I)				6,827,461

44,586	Nuveen Large Cap Growth Opportunities Fund (Class R6), (2)				1,810,630

62,616	Nuveen Large Cap Select Fund (Class I)				1,026,274

25,844	Nuveen Mid Cap Growth Opportunities Fund (Class R6), (2)				1,331,746

73,118	Nuveen NWQ Large-Cap Value Fund (Class I)				1,506,952

118,483	Nuveen Quantitative Enhanced Core Equity Fund (Class I)				2,962,077

63,715	Nuveen Real Asset Income Fund (Class I)				1,412,567

63,050	Nuveen Real Estate Securities Fund (Class R6)				1,311,435

104,416	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				3,128,318

118,365	Nuveen Small Cap Select Fund (Class I)				1,807,434

42,036	Nuveen Symphony International Equity Fund (Class I)				706,626

25,932	Nuveen Symphony Large-Cap Growth Fund (Class I)				707,167

1,420,669	Nuveen Tactical Market Opportunities Fund (Class I)				15,201,156

72,721	Nuveen Tradewinds International Value Fund (Class I)				1,652,939

41,319	Nuveen Winslow Large-Cap Growth Fund (Class R6), (2)				1,627,142
	Total Equity Funds (cost $51,009,802)				55,274,732
	FIXED INCOME FUNDS – 57.3%

	Affiliated Fixed Income Funds – 57.3%

247,044	Nuveen All-American Municipal Bond Fund (Class I)				2,611,255

2,031,538	Nuveen Core Bond Fund (Class I)				20,416,960

1,726,548	Nuveen Core Plus Bond Fund (Class I)				19,613,590

35,998	Nuveen Global Total Return Bond Fund (Class I)				723,567

284,225	Nuveen High Income Bond Fund (Class I)				2,566,553

303,712	Nuveen High Yield Municipal Bond Fund (Class I)				4,558,719

370,026	Nuveen Inflation Protected Securities Fund (Class I)				4,088,784

56,470	Nuveen Preferred Securities Fund (Class I)				967,328

1,099,139	Nuveen Short Term Bond Fund (Class I)				10,969,410

849,759	Nuveen Strategic Income Fund (Class I)				9,296,363

80,615	Nuveen Symphony Credit Opportunities Fund (Class I)				1,792,081
	Total Fixed Income Funds (cost $78,371,447)				77,604,610
	Total Long-Term Investments (cost $131,097,331)				134,298,541

Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.0%

	Money Market Funds – 0.6%

804,614	First American Treasury Obligations Fund, Class Z	0.000% (4)	N/A	N/A	$804,614

Nuveen Investments	35

Portfolio of Investments

Nuveen Strategy Conservative Allocation Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	U.S. Government and Agency Obligations – 0.4%

$500	U.S. Treasury Bills, (5)	0.000%	2/13/14	Aaa	$499,915
	Total Short-Term Investments (cost $1,304,488)				1,304,529
	Total Investments (cost $132,401,819) – 100.1%				135,603,070
	Other Assets Less Liabilities – (0.1)%				(118,093)
	Net Assets – 100%				$135,484,977

Investments in Derivatives at August 31, 2013

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index	Long	24	9/13	$2,030,040	$(42,907)
Russell 2000® E-Mini	Short	(22)	9/13	(2,222,220)	(87,289)
S&P 500® Index	Long	5	9/13	2,039,125	(41,795)
U.S. 2-Year Treasury Note	Short	(18)	12/13	(3,955,500)	(888)
U.S. Treasury Long Bond	Long	10	12/13	1,319,062	7,788
				$(789,493)	$(165,091)
*	Total Notional Amount at Value of long and short positions were $5,388,227 and $(6,177,720), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; fund has not declared a dividend within the past twelve months.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is effective yield as of the end of the reporting period.
(6)	A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.
N/A	Not Applicable.

See accompanying notes to financial statements.

36	Nuveen Investments

Portfolio of Investments

Nuveen Strategy Growth Allocation Fund

August 31, 2013

Shares	Description (1), (6)	Value
	LONG-TERM INVESTMENTS – 98.2%

	COMMODITY FUNDS – 4.1%

	Non-Affiliated Commodity Funds – 4.1%

147,210	iShares® S&P GSCI® Commodity-Indexed Trust, (2)	$4,938,896

57,529	PowerShares DB Commodity Index Tracking Fund, (2)	1,533,723
	Total Commodity Funds (cost $6,944,697)	6,472,619
	EQUITY FUNDS – 75.2%

	Affiliated Equity Funds – 75.2%

859,196	Nuveen Dividend Value Fund (Class R6)	14,486,041

159,306	Nuveen Global Infrastructure Fund (Class I)	1,596,250

155,897	Nuveen International Growth Fund (Class I)	5,451,727

2,177,907	Nuveen International Select Fund (Class I)	20,820,789

148,624	Nuveen Large Cap Growth Opportunities Fund (Class R6), (2)	6,035,627

250,668	Nuveen Large Cap Select Fund (Class I)	4,108,446

46,776	Nuveen Mid Cap Growth Opportunities Fund (Class R6), (2)	2,410,347

101,015	Nuveen Mid Cap Value Fund (Class I)	2,877,919

256,378	Nuveen NWQ Large-Cap Value Fund (Class I)	5,283,957

410,245	Nuveen Quantitative Enhanced Core Equity Fund (Class I)	10,256,137

75,331	Nuveen Real Asset Income Fund (Class I)	1,670,089

280,605	Nuveen Real Estate Securities Fund (Class R6)	5,836,587

273,325	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	8,188,809

13,952	Nuveen Small Cap Growth Opportunities Fund (Class I)	381,300

54,097	Nuveen Small Cap Select Fund (Class I)	826,058

20,210	Nuveen Small Cap Value Fund (Class I)	323,565

92,218	Nuveen Symphony International Equity Fund (Class I)	1,550,184

74,088	Nuveen Symphony Large-Cap Growth Fund (Class I)	2,020,376

1,281,425	Nuveen Tactical Market Opportunities Fund (Class I)	13,711,242

209,212	Nuveen Tradewinds International Value Fund (Class I)	4,755,393

135,363	Nuveen Winslow Large-Cap Growth Fund (Class R6), (2)	5,330,587
	Total Equity Funds (cost $109,324,796)	117,921,430
	FIXED INCOME FUNDS – 18.9%

	Affiliated Fixed Income Funds – 18.9%

62,021	Nuveen All-American Municipal Bond Fund (Class I)	655,565

423,503	Nuveen Core Bond Fund (Class I)	4,256,210

356,957	Nuveen Core Plus Bond Fund (Class I)	4,055,035

42,037	Nuveen Global Total Return Bond Fund (Class I)	844,950

403,211	Nuveen High Income Bond Fund (Class I)	3,640,999

430,019	Nuveen High Yield Municipal Bond Fund (Class I)	6,454,591

72,701	Nuveen Inflation Protected Securities Fund (Class I)	803,350

125,581	Nuveen Preferred Securities Fund (Class I)	2,151,202

252,231	Nuveen Short Term Bond Fund (Class I)	2,517,270

154,672	Nuveen Strategic Income Fund (Class I)	1,692,109

114,229	Nuveen Symphony Credit Opportunities Fund (Class I)	2,539,307
	Total Fixed Income Funds (cost $29,795,092)	29,610,588
	Total Long-Term Investments (cost $146,064,585)	154,004,637

Nuveen Investments	37

Portfolio of Investments

Nuveen Strategy Growth Allocation Fund (continued)

August 31, 2013

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.8%

	Money Market Funds – 0.7%

1,111,938	First American Treasury Obligations Fund, Class Z	0.000% (4)	N/A	N/A	$1,111,938
	U.S. Government and Agency Obligations – 1.1%

$1,800	U.S. Treasury Bills, (5)	0.000%	2/13/14	Aaa	1,799,694
	Total Short-Term Investments (cost $2,911,484)				2,911,632
	Total Investments (cost $148,976,069) – 100.0%				156,916,269
	Other Assets Less Liabilities – (0.0)%				(25,471)
	Net Assets – 100%				$156,890,798

Investments in Derivatives at August 31, 2013

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index	Long	47	9/13	$3,975,495	$(84,025)
Russell 2000® E-Mini	Short	(56)	9/13	(5,656,560)	(213,384)
S&P 500® Index	Long	45	9/13	18,352,125	(108,414)
S&P MidCap 400® E-Mini	Long	17	9/13	2,010,930	14,413
U.S. 2-Year Treasury Note	Short	(34)	12/13	(7,471,500)	(1,678)
U.S. Treasury Long Bond	Long	12	12/13	1,582,875	9,345
				$12,793,365	$(383,743)
*	Total Notional Amount at Value of long and short positions were $25,921,425 and $(13,128,060), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; fund has not declared a dividend within the past twelve months.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is effective yield as of the end of the reporting period.
(6)	A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.
N/A	Not Applicable.

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of Assets & Liabilities

August 31, 2013

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Assets
Affiliated long-term investments, at value (cost $88,196,077, $294,491,259, $129,381,249 and $139,119,888, respectively)	$91,960,932	$336,646,764	$132,879,342	$147,532,018
Non-affiliated long-term investments, at value (cost $5,163,892, $9,678,388, $1,716,082 and $6,944,697, respectively)	4,942,713	10,249,889	1,419,199	6,472,619
Non-affiliated short-term investments, at value (cost $1,799,717, $5,404,812, $1,304,488 and $2,911,484, respectively)	1,799,832	5,405,058	1,304,529	2,911,632
Receivable for:
Dividends	43,908	405,794	233,612	120,105
Reimbursement from Adviser	12,602	15,612	6,129	13,081
Investments sold	374,562	—	—	—
Shares sold	78,224	316,924	139,422	166,607
Variation margin on futures contracts	43,531	127,488	32,988	81,025
Other assets	31,206	48,010	58,445	31,377
Total assets	99,287,510	353,215,539	136,073,666	157,328,464
Liabilities
Payable for:
Dividends	—	—	40,440	—
Investments purchased	43,908	405,794	233,612	120,105
Shares redeemed	67,308	709,621	108,946	40,446
Variation margin on futures contracts	119,891	250,812	30,956	136,106
Accrued expenses:
12b-1 distribution and service fees	25,165	75,231	41,372	42,885
Directors fees	25	10,338	19,643	34
Professional fees	16,207	16,295	16,196	16,248
Shareholder servicing agent fees and expenses	34,088	96,016	27,407	50,127
Other	21,238	111,198	70,117	31,715
Total liabilities	327,830	1,675,305	588,689	437,666
Net assets	$98,959,680	$351,540,234	$135,484,977	$156,890,798
Class A Shares
Net assets	$51,794,259	$183,459,336	$80,009,287	$85,186,954
Shares outstanding	3,577,053	16,523,877	6,980,623	7,038,323
Net asset value per share	$14.48	$11.10	$11.46	$12.10
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$15.36	$11.78	$12.16	$12.84
Class B Shares
Net assets	$1,741,385	$3,826,912	$2,932,599	$3,666,827
Shares outstanding	124,601	349,900	257,688	311,262
Net asset value and offering price per share	$13.98	$10.94	$11.38	$11.78
Class C Shares
Net assets	$12,263,675	$34,446,511	$23,946,727	$21,491,451
Shares outstanding	879,584	3,147,544	2,102,882	1,822,626
Net asset value and offering price per share	$13.94	$10.94	$11.39	$11.79
Class R3 Shares
Net assets	$3,727,691	$6,224,637	$1,927,824	$6,073,971
Shares outstanding	260,548	566,585	168,652	508,359
Net asset value and offering price per share	$14.31	$10.99	$11.43	$11.95
Class I Shares
Net assets	$29,432,670	$123,582,838	$26,668,540	$40,471,595
Shares outstanding	2,026,241	11,158,943	2,328,330	3,327,002
Net asset value and offering price per share	$14.53	$11.07	$11.45	$12.16
Net assets consist of:
Capital paid-in	$94,390,588	$299,681,737	$132,824,144	$144,056,262
Undistributed (Over-distribution of) net investment income	1,010,452	5,016,766	925,284	1,523,895
Accumulated net realized gain (loss)	269,865	4,729,019	(1,300,611)	3,754,184
Net unrealized appreciation (depreciation)	3,288,775	42,112,712	3,036,160	7,556,457
Net assets	$98,959,680	$351,540,234	$135,484,977	$156,890,798
Authorized shares(1)	10 Billion	10 Billion	10 Billion	10 Billion
Par value per share	$0.01	$0.01	$0.01	$0.01
(1)	Represents authorized shares for Class A, Class B, Class C and Class I. Authorized shares for Class R3 is 20 billion.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Operations

Year Ended August 31, 2013

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Investment Income
Dividends from affiliated investments	$2,372,465	$9,825,755	$4,078,240	$4,082,407
Interest from non-affiliated investments	1,448	2,625	404	1,716
Total investment income	2,373,913	9,828,380	4,078,644	4,084,123
Expenses
Management fees	99,412	361,213	139,260	156,884
12b-1 service fees – Class A	127,989	465,995	204,365	209,867
12b-1 distribution and service fees – Class B	19,358	45,362	34,125	42,550
12b-1 distribution and service fees – Class C	120,381	330,206	245,577	207,638
12b-1 distribution and service fees – Class R3	21,140	30,799	10,799	33,899
Shareholder servicing agent fees and expenses	134,292	406,466	109,681	193,376
Custodian fees and expenses	24,380	65,065	28,409	35,832
Directors fees and expenses	364	542	262	413
Professional fees	23,767	31,051	32,333	23,266
Shareholder reporting expenses	31,738	84,658	34,860	48,069
Federal and state registration fees	63,659	65,804	65,168	64,743
Other expenses	3,413	6,070	3,919	3,972
Total expenses before fee waiver/expense reimbursement	669,893	1,893,231	908,758	1,020,509
Fee waiver/expense reimbursement	(231,908)	(479,051)	(205,001)	(291,229)
Net expenses	437,985	1,414,180	703,757	729,280
Net investment income (loss)	1,935,928	8,414,200	3,374,887	3,354,843
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	701,159	5,006,591	1,535,723	1,690,212
Non-affiliated investments	(2,034)	156,932	23,758	(43,591)
Distributions from Underlying Funds	584,649	2,550,047	1,269,742	1,056,095
Futures contracts	3,149,370	6,437,704	263,070	3,502,262
Total net realized gain (loss)	4,433,144	14,151,274	3,092,293	6,204,978
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	7,517,453	8,767,229	(1,786,442)	7,812,284
Non-affiliated investments	(149,898)	(363,514)	(39,225)	(112,298)
Futures contracts	(781,173)	(1,880,263)	(210,571)	(1,013,884)
Total change in net unrealized appreciation (depreciation)	6,586,382	6,523,452	(2,036,238)	6,686,102
Net realized and unrealized gain (loss)	11,019,526	20,674,726	1,056,055	12,891,080
Net increase (decrease) in net assets from operations	$12,955,454	$29,088,926	$4,430,942	$16,245,923

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Changes in Net Assets

	Strategy Aggressive Growth Allocation		Strategy Balanced Allocation
	Year Ended 8/31/13	Year Ended 8/31/12	Year Ended 8/31/13	Year Ended 8/31/12
Operations
Net investment income (loss)	$1,935,928	$1,156,571	$8,414,200	$6,911,437
Total net realized gain (loss)	4,433,144	1,143,256	14,151,274	11,637,384
Total change in net unrealized appreciation (depreciation)	6,586,382	4,984,597	6,523,452	8,951,907
Net increase (decrease) in net assets from operations	12,955,454	7,284,424	29,088,926	27,500,728
Distributions to Shareholders
From net investment income:
Class A	(1,054,547)	(338,779)	(4,081,728)	(2,415,228)
Class B	(27,886)	—	(69,423)	(37,307)
Class C	(161,719)	—	(470,234)	(182,158)
Class R3	(73,646)	(17,701)	(117,925)	(58,593)
Class I	(679,159)	(283,912)	(3,204,500)	(2,197,706)
From accumulated net realized gains:
Class A	—	—	(4,185,381)	—
Class B	—	—	(110,159)	—
Class C	—	—	(729,508)	—
Class R3	—	—	(136,226)	—
Class I	—	—	(2,989,557)	—
Decrease in net assets from distributions to shareholders	(1,996,957)	(640,392)	(16,094,641)	(4,890,992)
Fund Share Transactions
Proceeds from Fund reorganization	—	—	—	44,487,412
Proceeds from sale of shares	12,451,500	12,725,950	38,852,140	38,084,469
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,671,432	495,607	14,933,997	4,426,288
	14,122,932	13,221,557	53,786,137	86,998,169
Cost of shares redeemed	(22,917,461)	(24,101,782)	(77,597,923)	(75,567,631)
Net increase (decrease) in net assets from Fund share transactions	(8,794,529)	(10,880,225)	(23,811,786)	11,430,538
Net increase (decrease) in net assets	2,163,968	(4,236,193)	(10,817,501)	34,040,274
Net assets at the beginning of period	96,795,712	101,031,905	362,357,735	328,317,461
Net assets at the end of period	$98,959,680	$96,795,712	$351,540,234	$362,357,735
Undistributed (Over-distribution of) net investment income at the end of period	$1,010,452	$1,106,179	$5,016,766	$4,615,735

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Changes in Net Assets (continued)

	Strategy Conservative Allocation		Strategy Growth Allocation
	Year Ended 8/31/13	Year Ended 8/31/12	Year Ended 8/31/13	Year Ended 8/31/12
Operations
Net investment income (loss)	$3,374,887	$2,982,847	$3,354,843	$2,387,381
Total net realized gain (loss)	3,092,293	4,328,709	6,204,978	3,727,407
Total change in net unrealized appreciation (depreciation)	(2,036,238)	1,713,969	6,686,102	5,895,084
Net increase (decrease) in net assets from operations	4,430,942	9,025,525	16,245,923	12,009,872
Distributions to Shareholders
From net investment income:
Class A	(1,864,045)	(1,617,323)	(2,083,140)	(1,207,369)
Class B	(52,732)	(68,667)	(82,570)	(40,591)
Class C	(379,399)	(354,421)	(372,251)	(137,382)
Class R3	(44,356)	(49,911)	(160,366)	(80,880)
Class I	(693,638)	(761,831)	(1,081,355)	(731,573)
From accumulated net realized gains:
Class A	(718,020)	—	(2,640,077)	(580,245)
Class B	(32,683)	—	(145,704)	(40,909)
Class C	(224,626)	—	(664,208)	(137,820)
Class R3	(20,386)	—	(222,095)	(46,881)
Class I	(240,999)	—	(1,261,072)	(299,695)
Decrease in net assets from distributions to shareholders	(4,270,884)	(2,852,153)	(8,712,838)	(3,303,345)
Fund Share Transactions
Proceeds from Fund reorganization	—	46,822,360	—	—
Proceeds from sale of shares	28,996,755	24,062,115	27,192,426	23,053,378
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,499,997	2,188,850	7,882,674	2,776,866
	32,496,752	73,073,325	35,075,100	25,830,244
Cost of shares redeemed	(35,554,387)	(30,095,766)	(40,531,962)	(35,891,039)
Net increase (decrease) in net assets from Fund share transactions	(3,057,635)	42,977,559	(5,456,862)	(10,060,795)
Net increase (decrease) in net assets	(2,897,577)	49,150,931	2,076,223	(1,354,268)
Net assets at the beginning of period	138,382,554	89,231,623	154,814,575	156,168,843
Net assets at the end of period	$135,484,977	$138,382,554	$156,890,798	$154,814,575
Undistributed (Over-distribution of) net investment income at the end of period	$925,284	$579,819	$1,523,895	$1,974,421

See accompanying notes to financial statements.

42	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	43

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

STRATEGY AGGRESSIVE GROWTH ALLOCATION
Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/01)
2013	$12.96	$.28		$1.53	$1.81	$(.29)	$—	$(.29)	$14.48
2012	12.10	.15		.79	.94	(.08)	—	(.08)	12.96
2011	10.56	.09		1.64	1.73	(.19)	—	(.19)	12.10
2010	10.21	.09		.39	.48	(.13)	—	(.13)	10.56
2009	12.37	.12		(2.25)	(2.13)	—	(.03)	(.03)	10.21
Class B (9/01)
2013	12.51	.18		1.47	1.65	(.18)	—	(.18)	13.98
2012	11.69	.06		.76	.82	—	—	—	12.51
2011	10.20	—	**	1.59	1.59	(.10)	—	(.10)	11.69
2010	9.88	.01		.37	.38	(.06)	—	(.06)	10.20
2009	12.06	.05		(2.20)	(2.15)	—	(.03)	(.03)	9.88
Class C (9/01)
2013	12.48	.16		1.48	1.64	(.18)	—	(.18)	13.94
2012	11.66	.06		.76	.82	—	—	—	12.48
2011	10.19	(.01)		1.60	1.59	(.12)	—	(.12)	11.66
2010	9.89	—	**	.38	.38	(.08)	—	(.08)	10.19
2009	12.07	.05		(2.20)	(2.15)	—	(.03)	(.03)	9.89
Class R3 (10/96)
2013	12.81	.23		1.52	1.75	(.25)	—	(.25)	14.31
2012	11.96	.11		.79	.90	(.05)	—	(.05)	12.81
2011	10.44	.06		1.64	1.70	(.18)	—	(.18)	11.96
2010	10.12	.05		.39	.44	(.12)	—	(.12)	10.44
2009	12.29	.09		(2.23)	(2.14)	—	(.03)	(.03)	10.12
Class I (9/01)
2013	13.00	.31		1.54	1.85	(.32)	—	(.32)	14.53
2012	12.14	.18		.80	.98	(.12)	—	(.12)	13.00
2011	10.59	.10		1.67	1.77	(.22)	—	(.22)	12.14
2010	10.24	.11		.39	.50	(.15)	—	(.15)	10.59
2009	12.38	.15		(2.26)	(2.11)	—	(.03)	(.03)	10.24

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

14.18%	$51,794	.63%	1.76%	.40%	1.99%	12%
7.87	49,150	.71	.91	.40	1.22	30
16.38	51,004	.65	.45	.40	.70	43
4.64	46,829	.61	.59	.40	.80	29
(17.16)	42,509	.68	1.09	.40	1.37	35

13.37	1,741	1.38	1.10	1.15	1.33	12
7.01	2,115	1.46	.20	1.15	.51	30
15.56	2,768	1.40	(.27)	1.15	(.02)	43
3.78	3,211	1.36	(.12)	1.15	.09	29
(17.77)	3,728	1.43	.35	1.15	.63	35

13.32	12,264	1.38	.99	1.15	1.22	12
7.03	11,592	1.46	.17	1.15	.48	30
15.55	12,249	1.40	(.31)	1.15	(.06)	43
3.76	10,723	1.36	(.21)	1.15	— *	29
(17.75)	7,712	1.43	.26	1.15	.54	35

13.88	3,728	.88	1.47	.65	1.70	12
7.58	4,600	.96	.62	.65	.93	30
16.21	4,294	.91	.19	.65	.45	43
4.24	3,151	.86	.26	.65	.47	29
(17.35)	1,885	.93	.73	.65	1.01	35

14.50	29,433	.38	2.00	.15	2.23	12
8.13	29,339	.46	1.16	.15	1.47	30
16.68	30,717	.39	.55	.15	.79	43
4.84	70,533	.36	.83	.15	1.04	29
(16.98)	62,331	.43	1.36	.15	1.64	35
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than .01%.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY BALANCED ALLOCATION
Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/01)
2013	$10.72	$.26	$.61	$.87	$(.24)	$(.25)	$(.49)	$11.10
2012	10.04	.20	.62	.82	(.14)	—	(.14)	10.72
2011	9.04	.17	.95	1.12	(.12)	—	(.12)	10.04
2010	8.60	.19	.47	.66	(.22)	—	(.22)	9.04
2009	10.48	.28	(1.46)	(1.18)	(.24)	(.46)	(.70)	8.60
Class B (9/01)
2013	10.56	.18	.61	.79	(.16)	(.25)	(.41)	10.94
2012	9.89	.13	.61	.74	(.07)	—	(.07)	10.56
2011	8.91	.10	.92	1.02	(.04)	—	(.04)	9.89
2010	8.49	.12	.47	.59	(.17)	—	(.17)	8.91
2009	10.36	.22	(1.44)	(1.22)	(.19)	(.46)	(.65)	8.49
Class C (9/01)
2013	10.57	.17	.61	.78	(.16)	(.25)	(.41)	10.94
2012	9.90	.12	.62	.74	(.07)	—	(.07)	10.57
2011	8.91	.09	.94	1.03	(.04)	—	(.04)	9.90
2010	8.50	.11	.47	.58	(.17)	—	(.17)	8.91
2009	10.38	.23	(1.46)	(1.23)	(.19)	(.46)	(.65)	8.50
Class R3 (10/96)
2013	10.61	.22	.62	.84	(.21)	(.25)	(.46)	10.99
2012	9.94	.17	.62	.79	(.12)	—	(.12)	10.61
2011	8.95	.14	.94	1.08	(.09)	—	(.09)	9.94
2010	8.52	.15	.48	.63	(.20)	—	(.20)	8.95
2009	10.40	.25	(1.44)	(1.19)	(.23)	(.46)	(.69)	8.52
Class I (9/01)
2013	10.69	.28	.62	.90	(.27)	(.25)	(.52)	11.07
2012	10.02	.23	.61	.84	(.17)	—	(.17)	10.69
2011	9.02	.19	.95	1.14	(.14)	—	(.14)	10.02
2010	8.57	.21	.48	.69	(.24)	—	(.24)	9.02
2009	10.46	.30	(1.47)	(1.17)	(.26)	(.46)	(.72)	8.57

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

8.36%	$183,459	.53%	2.19%	.40%	2.32%	11%
8.31	184,856	.56	1.81	.40	1.97	38
12.32	161,839	.53	1.56	.40	1.69	34
7.64	161,798	.48	1.95	.39	2.04	24
(9.87)	156,820	.48	3.49	.40	3.57	67

7.65	3,827	1.28	1.52	1.15	1.65	11
7.50	5,291	1.31	1.09	1.15	1.24	38
11.43	6,009	1.28	.83	1.15	.96	34
6.87	7,603	1.23	1.24	1.14	1.33	24
(10.57)	10,374	1.23	2.80	1.15	2.88	67

7.54	34,447	1.28	1.41	1.15	1.54	11
7.49	33,069	1.31	1.00	1.15	1.15	38
11.57	22,493	1.29	.79	1.15	.93	34
6.81	18,241	1.23	1.16	1.14	1.25	24
(10.62)	12,754	1.23	2.87	1.15	2.95	67

8.16	6,225	.78	1.90	.65	2.04	11
8.01	5,545	.81	1.56	.65	1.72	38
12.06	4,253	.79	1.25	.65	1.39	34
7.40	2,962	.73	1.57	.64	1.66	24
(10.17)	1,640	.73	3.16	.65	3.24	67

8.65	123,583	.28	2.45	.15	2.58	11
8.50	133,597	.31	2.09	.15	2.25	38
12.63	133,723	.27	1.75	.15	1.88	34
7.98	217,968	.23	2.18	.14	2.27	24
(9.77)	191,272	.23	3.73	.15	3.81	67
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY CONSERVATIVE ALLOCATION
Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending Net Asset Value
Class A (9/01)
2013	$11.44	$.29	$.11	$.40	$(.27)	$(.11)	$—		$(.38)	$11.46
2012	10.89	.29	.53	.82	(.27)	—	—		(.27)	11.44
2011	10.27	.28	.58	.86	(.24)	—	—		(.24)	10.89
2010	9.64	.31	.65	.96	(.33)	—	—	*	(.33)	10.27
2009	10.68	.42	(.74)	(.32)	(.46)	(.25)	(.01)		(.72)	9.64
Class B (9/01)
2013	11.36	.21	.10	.31	(.18)	(.11)	—		(.29)	11.38
2012	10.82	.22	.51	.73	(.19)	—	—		(.19)	11.36
2011	10.20	.20	.58	.78	(.16)	—	—		(.16)	10.82
2010	9.58	.24	.63	.87	(.25)	—	—	*	(.25)	10.20
2009	10.61	.35	(.73)	(.38)	(.39)	(.25)	(.01)		(.65)	9.58
Class C (9/01)
2013	11.37	.21	.10	.31	(.18)	(.11)	—		(.29)	11.39
2012	10.83	.20	.53	.73	(.19)	—	—		(.19)	11.37
2011	10.21	.20	.58	.78	(.16)	—	—		(.16)	10.83
2010	9.59	.23	.64	.87	(.25)	—	—	*	(.25)	10.21
2009	10.63	.33	(.71)	(.38)	(.40)	(.25)	(.01)		(.66)	9.59
Class R3 (10/96)
2013	11.41	.27	.10	.37	(.24)	(.11)	—		(.35)	11.43
2012	10.87	.27	.52	.79	(.25)	—	—		(.25)	11.41
2011	10.25	.25	.59	.84	(.22)	—	—		(.22)	10.87
2010	9.62	.29	.64	.93	(.30)	—	—	*	(.30)	10.25
2009	10.66	.40	(.74)	(.34)	(.44)	(.25)	(.01)		(.70)	9.62
Class I (9/01)
2013	11.44	.32	.10	.42	(.30)	(.11)	—		(.41)	11.45
2012	10.89	.33	.52	.85	(.30)	—	—		(.30)	11.44
2011	10.26	.30	.60	.90	(.27)	—	—		(.27)	10.89
2010	9.64	.34	.63	.97	(.35)	—	—	*	(.35)	10.26
2009	10.68	.44	(.73)	(.29)	(.49)	(.25)	(.01)		(.75)	9.64

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

3.44%	$80,009	.55%	2.37%	.40%	2.52%	18%
7.64	79,076	.59	2.38	.40	2.57	44
8.39	44,341	.62	2.35	.40	2.57	34
10.01	45,233	.67	2.79	.40	3.06	18
(1.76)	34,653	.79	4.34	.40	4.73	63

2.69	2,933	1.30	1.69	1.15	1.84	18
6.78	3,777	1.34	1.76	1.15	1.95	44
7.66	4,305	1.37	1.60	1.15	1.83	34
9.15	5,137	1.42	2.09	1.15	2.36	18
(2.52)	5,322	1.54	3.57	1.15	3.96	63

2.69	23,947	1.30	1.66	1.15	1.80	18
6.78	24,381	1.34	1.63	1.15	1.82	44
7.66	13,757	1.37	1.60	1.15	1.83	34
9.17	13,238	1.42	2.01	1.15	2.28	18
(2.51)	8,642	1.54	3.40	1.15	3.79	63

3.21	1,928	.80	2.18	.65	2.33	18
7.33	2,156	.84	2.26	.65	2.45	44
8.17	2,394	.87	2.10	.65	2.32	34
9.76	1,695	.92	2.53	.65	2.80	18
(2.05)	760	1.04	4.13	.65	4.52	63

3.61	26,669	.30	2.62	.15	2.76	18
7.94	28,992	.34	2.78	.15	2.97	44
8.78	24,435	.37	2.54	.15	2.76	34
10.18	48,152	.42	3.03	.15	3.30	18
(1.47)	37,618	.54	4.64	.15	5.03	63
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY GROWTH ALLOCATION
Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/01)
2013	$11.55	$.26	$.97	$1.23	$(.30)	$(.38)	$(.68)	$12.10
2012	10.93	.18	.68	.86	(.16)	(.08)	(.24)	11.55
2011	9.76	.14	1.28	1.42	(.25)	—	(.25)	10.93
2010	9.40	.14	.42	.56	(.20)	—	(.20)	9.76
2009	11.72	.19	(1.87)	(1.68)	—	(.64)	(.64)	9.40
Class B (9/01)
2013	11.25	.18	.94	1.12	(.21)	(.38)	(.59)	11.78
2012	10.65	.10	.66	.76	(.08)	(.08)	(.16)	11.25
2011	9.50	.05	1.26	1.31	(.16)	—	(.16)	10.65
2010	9.17	.07	.39	.46	(.13)	—	(.13)	9.50
2009	11.53	.13	(1.85)	(1.72)	—	(.64)	(.64)	9.17
Class C (9/01)
2013	11.26	.17	.95	1.12	(.21)	(.38)	(.59)	11.79
2012	10.66	.09	.67	.76	(.08)	(.08)	(.16)	11.26
2011	9.52	.05	1.26	1.31	(.17)	—	(.17)	10.66
2010	9.21	.06	.40	.46	(.15)	—	(.15)	9.52
2009	11.57	.12	(1.84)	(1.72)	—	(.64)	(.64)	9.21
Class R3 (10/96)
2013	11.41	.24	.95	1.19	(.27)	(.38)	(.65)	11.95
2012	10.79	.15	.68	.83	(.13)	(.08)	(.21)	11.41
2011	9.64	.11	1.27	1.38	(.23)	—	(.23)	10.79
2010	9.32	.11	.40	.51	(.19)	—	(.19)	9.64
2009	11.65	.16	(1.85)	(1.69)	—	(.64)	(.64)	9.32
Class I (9/01)
2013	11.61	.29	.97	1.26	(.33)	(.38)	(.71)	12.16
2012	10.98	.21	.69	.90	(.19)	(.08)	(.27)	11.61
2011	9.80	.15	1.30	1.45	(.27)	—	(.27)	10.98
2010	9.44	.17	.41	.58	(.22)	—	(.22)	9.80
2009	11.74	.21	(1.87)	(1.66)	—	(.64)	(.64)	9.44

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

11.20%	$85,187	.59%	2.02%	.40%	2.20%	15%
8.10	81,174	.66	1.35	.40	1.61	32
14.46	82,189	.61	1.01	.40	1.22	45
5.84	75,101	.56	1.24	.40	1.40	25
(13.07)	63,942	.62	2.05	.40	2.27	42

10.41	3,667	1.34	1.37	1.15	1.56	15
7.24	4,552	1.41	.64	1.15	.90	32
13.73	6,019	1.36	.27	1.15	.48	45
4.92	6,682	1.31	.56	1.15	.72	25
(13.66)	7,692	1.37	1.34	1.15	1.56	42

10.40	21,491	1.34	1.27	1.15	1.45	15
7.24	19,948	1.41	.59	1.15	.86	32
13.77	19,356	1.36	.25	1.15	.47	45
4.87	16,862	1.31	.48	1.15	.64	25
(13.61)	12,428	1.37	1.25	1.15	1.47	42

10.93	6,074	.84	1.83	.65	2.01	15
7.91	6,902	.91	1.08	.65	1.34	32
14.24	6,728	.87	.74	.65	.96	45
5.36	4,831	.81	.94	.65	1.10	25
(13.24)	2,335	.87	1.71	.65	1.93	42

11.43	40,472	.33	2.25	.15	2.43	15
8.45	42,238	.41	1.61	.15	1.87	32
14.76	41,877	.35	1.13	.15	1.33	45
6.02	81,712	.31	1.52	.15	1.68	25
(12.86)	75,759	.37	2.31	.15	2.53	42
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	51

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Strategy Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”), Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”), Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”) and Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”), (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was incorporated in the State of Minnesota on June 19, 1996.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of the Funds.

Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Balanced Allocation’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation’s investment objective is to seek a high level of current income consistent with limited risk to capital. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income.

Each Fund is a “fund of funds,” which invests primarily in a variety of other mutual funds that are also advised by NAM (the “Underlying Funds”). Strategy Aggressive Growth Allocation and Strategy Growth Allocation seek to achieve their investment objectives by providing high allocations to various Underlying Funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on Underlying Funds that invest primarily in fixed income securities. Strategy Balanced Allocation seeks to achieve its investment objective by generally providing significant allocations both to Underlying Funds that invest primarily in equity securities and to Underlying Funds that invest primarily in fixed income securities, but having a higher allocation to equity funds under most market conditions. Strategy Conservative Allocation seeks to achieve its investment objective by providing a high allocation to Underlying Funds that invest primarily in fixed income securities, but also has a limited exposure to Underlying Funds that invest primarily in equities, which is designed to help offset inflation and provide a source for potential increases in income over time. Each Fund may invest in an Underlying Fund that is an absolute return fund in an effort to enhance the Fund’s returns and mitigate risk by holding an investment believed to have a reduced level of correlation with the equity and fixed income markets. In addition to investing in the Underlying Funds, each Fund also may invest in securities that will expose the Fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). Strategy Aggressive Growth Allocation, Strategy Balanced Allocation, Strategy Conservative Allocation and Strategy Growth Allocation may each invest up to 10%, 5%, 5% and 10%, respectively, of its total assets in such securities. Each Fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the Fund, provided that the Fund invests no more than 10% of its total assets, collectively, in unaffiliated pooled investment vehicles (other than certain money market funds).

Each Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. Each Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the Fund’s, or its Underlying Fund’s, portfolio; or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. Each Fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund will limit its direct investments in derivatives such that it will not be subject to regulation as a commodity pool.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

52	Nuveen Investments

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gain distributions from the Underlying Funds are recognized as a component of “Distributions from Underlying Funds” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Strategy Aggressive Growth Allocation and Strategy Growth Allocation, quarterly for Strategy Balanced Allocation and monthly for Strategy Conservative Allocation. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution fees and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

The affiliated Underlying Funds in which the Funds invest are valued at their respective net asset values. Securities and other assets for which market quotations are available, including non-affiliated ETFs in which the Funds invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded. These securities are generally classified as Level 1 for fair value measurement purposes.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments	53

Notes to Financial Statements (continued)

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Commodity Funds	$4,942,713	$—	$—	$4,942,713
Equity Funds	82,465,655	—	—	82,465,655
Fixed Income Funds	9,495,277	—	—	9,495,277
Short-Term Investments:
Money Market Funds	400,070	—	—	400,070
U.S. Government and Agency Obligations	—	1,399,762	—	1,399,762
Derivatives:
Futures Contracts*	(255,016)	—	—	(255,016)
Total	$97,048,699	$1,399,762	$—	$98,448,461

Strategy Balanced Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Commodity Funds	$10,249,889	$—	$—	$10,249,889
Equity Funds	218,466,694	—	—	218,466,694
Fixed Income Funds	118,180,070	—	—	118,180,070
Short-Term Investments:
Money Market Funds	2,405,568	—	—	2,405,568
U.S. Government and Agency Obligations	—	2,999,490	—	2,999,490
Derivatives:
Futures Contracts*	(614,540)	—	—	(614,540)
Total	$348,687,681	$2,999,490	$—	$351,687,171
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

54	Nuveen Investments

Strategy Conservative Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Commodity Funds	$1,419,199	$—	$—	$1,419,199
Equity Funds	55,274,732	—	—	55,274,732
Fixed Income Funds	77,604,610	—	—	77,604,610
Short-Term Investments:
Money Market Funds	804,614	—	—	804,614
U.S. Government and Agency Obligations	—	499,915	—	499,915
Derivatives:
Futures Contracts*	(165,091)	—	—	(165,091)
Total	$134,938,064	$499,915	$—	$135,437,979

Strategy Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Commodity Funds	$6,472,619	$—	$—	$6,472,619
Equity Funds	117,921,430	—	—	117,921,430
Fixed Income Funds	29,610,588	—	—	29,610,588
Short-Term Investments:
Money Market Funds	1,111,938	—	—	1,111,938
U.S. Government and Agency Obligations	—	1,799,694	—	1,799,694
Derivatives:
Futures Contracts*	(383,743)	—	—	(383,743)
Total	$154,732,832	$1,799,694	$—	$156,532,526
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Nuveen Investments	55

Notes to Financial Statements (continued)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the investors account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended August 31, 2013, each of the Funds utilized equity and interest rate futures as an overlay strategy to adjust the exposures created by the Underlying Funds that constitute each Fund’s investment allocation strategy. During the fiscal year ended August 31, 2013, each Fund utilized futures contracts on various indexes to increase their exposure to stocks in that index, and utilized futures contracts on 2-year and 5-year U.S. Treasury Notes and U.S. Treasury Long Bond to reduce its overall sensitivity to changes in interest rates.

During the fiscal year ended August 31, 2013, Strategy Aggressive Growth Allocation, Strategy Balanced Allocation and Strategy Growth Allocation utilized futures contracts on the Japanese Nikkei 225 Index, MSCI Emerging Market Index, MSCI EAFE Index, S&P 500 Index, S&P Midcap 400 Index and Russell 2000 Index. Strategy Conservative Allocation utilized futures contracts on the Japanese Nikkei 225 Index, MSCI Emerging Market Index, MSCI EAFE Index, S&P 500 Index and Russell 2000 Index.

The average notional amount of futures contracts outstanding during the fiscal year ended August 31, 2013, was as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of futures contracts outstanding*	$19,932,400	$45,772,467	$4,784,299	$26,286,284
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of August 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Strategy Aggressive Growth Allocation
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$20,348	Payable for variation margin on futures contracts*	$(279,177)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	5,451	Payable for variation margin on futures contracts*	(1,638)
Total			$25,799		$(280,815)

Strategy Balanced Allocation
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$32,217	Payable for variation margin on futures contracts*	$(663,650)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	20,248	Payable for variation margin on futures contracts*	(3,355)
Total			$52,465		$(667,005)

56	Nuveen Investments

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Strategy Conservative Allocation
Equity	Futures contracts	—	$ —	Payable for variation margin on futures contracts*	$(171,991)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	7,788	Payable for variation margin on futures contracts*	(888)
Total			$7,788		$(172,879)

Strategy Growth Allocation
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$14,413	Payable for variation margin on futures contracts*	$(405,823)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	9,345	Payable for variation margin on futures contracts*	(1,678)
Total			$23,758		$(407,501)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts during the fiscal year ended August 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Strategy Aggressive Growth Allocation	Equity	Futures Contracts	$3,127,175	$(805,996)
Strategy Aggressive Growth Allocation	Interest Rate	Futures Contracts	22,195	24,823
Total			3,149,370	(781,173)
Strategy Balanced Allocation	Equity	Futures Contracts	6,406,932	(1,940,821)
Strategy Balanced Allocation	Interest Rate	Futures Contracts	30,772	60,558
Total			6,437,704	(1,880,263)
Strategy Conservative Allocation	Equity	Futures Contracts	263,896	(220,784)
Strategy Conservative Allocation	Interest Rate	Futures Contracts	(826)	10,213
Total			263,070	(210,571)
Strategy Growth Allocation	Equity	Futures Contracts	3,478,813	(1,049,637)
Strategy Growth Allocation	Interest Rate	Futures Contracts	23,449	35,753
Total			3,502,262	(1,013,884)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	57

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Strategy Aggressive Growth Allocation				Strategy Balanced Allocation
	Year Ended 8/31/13		Year Ended 8/31/12		Year Ended 8/31/13		Year Ended 8/31/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued from reorganization:
Class A	—	$—	—	$—	—	$—	2,657,307	$27,213,424
Class B	—	—	—	—	—	—	112,739	1,138,755
Class C	—	—	—	—	—	—	953,124	9,633,336
Class R3	—	—	—	—	—	—	51,697	524,190
Class I	—	—	—	—	—	—	585,292	5,977,707
Shares sold:
Class A	385,980	5,407,797	412,064	5,072,795	1,479,444	16,373,004	1,559,570	16,135,612
Class B	321	4,069	417	4,654	1,853	19,825	10,814	106,391
Class C	120,412	1,620,685	108,600	1,296,149	579,054	6,344,572	502,520	5,109,148
Class R3	87,537	1,202,208	92,508	1,125,288	226,504	2,469,128	188,851	1,911,136
Class I	300,880	4,216,741	445,653	5,227,064	1,238,007	13,645,611	1,464,407	14,822,182
Shares issued to shareholders due to reinvestment of distributions:
Class A	79,364	1,030,146	27,777	328,600	743,045	7,936,007	229,893	2,320,604
Class B	2,203	27,740	—	—	16,496	172,919	3,585	35,593
Class C	12,166	152,807	—	—	96,924	1,017,252	15,913	158,940
Class R3	5,731	73,646	1,511	17,701	24,067	254,116	5,584	55,869
Class I	29,777	387,093	12,600	149,306	521,079	5,553,703	184,589	1,855,282
	1,024,371	14,122,932	1,101,130	13,221,557	4,926,473	53,786,137	8,525,885	86,998,169
Shares redeemed:
Class A	(680,512)	(9,461,309)	(861,792)	(10,662,039)	(2,948,195)	(32,503,831)	(3,317,351)	(34,137,308)
Class B	(46,931)	(624,973)	(68,223)	(815,773)	(169,480)	(1,834,686)	(233,490)	(2,369,396)
Class C	(181,700)	(2,426,050)	(230,287)	(2,767,212)	(657,902)	(7,145,069)	(614,385)	(6,278,577)
Class R3	(191,886)	(2,605,888)	(93,929)	(1,135,630)	(206,692)	(2,263,251)	(151,434)	(1,554,765)
Class I	(561,079)	(7,799,241)	(731,295)	(8,721,128)	(3,096,983)	(33,851,086)	(3,088,729)	(31,227,585)
	(1,662,108)	(22,917,461)	(1,985,526)	(24,101,782)	(7,079,252)	(77,597,923)	(7,405,389)	(75,567,631)
Net increase (decrease)	(637,737)	$(8,794,529)	(884,396)	$(10,880,225)	(2,152,779)	$(23,811,786)	1,120,496	$11,430,538

58	Nuveen Investments

	Strategy Conservative Allocation				Strategy Growth Allocation
	Year Ended 8/31/13		Year Ended 8/31/12		Year Ended 8/31/13		Year Ended 8/31/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued from reorganization:
Class A	—	$—	3,101,518	$34,223,429	—	$—	—	$—
Class B	—	—	59,927	656,555	—	—	—	—
Class C	—	—	981,628	10,761,502	—	—	—	—
Class R3	—	—	4,365	48,055	—	—	—	—
Class I	—	—	102,697	1,132,819	—	—	—	—
Shares sold:
Class A	1,309,153	15,282,119	980,898	10,904,340	945,966	11,290,145	980,581	10,848,432
Class B	9,161	103,811	6,191	66,898	701	7,944	1,164	12,129
Class C	330,122	3,817,225	247,005	2,722,812	306,070	3,574,370	300,251	3,258,108
Class R3	36,921	428,833	31,149	341,598	93,882	1,097,670	149,301	1,611,534
Class I	800,680	9,364,767	918,060	10,026,467	936,708	11,222,297	674,729	7,323,175
Shares issued to shareholders due to reinvestment of distributions:
Class A	196,471	2,276,467	128,421	1,432,395	410,809	4,632,177	166,219	1,750,976
Class B	6,994	80,331	5,643	62,240	20,530	225,900	7,863	80,623
Class C	46,973	540,048	27,861	309,007	89,857	989,742	25,462	261,186
Class R3	5,597	64,642	4,484	49,643	34,316	382,461	12,279	127,761
Class I	46,511	538,509	30,177	335,565	146,012	1,652,394	52,601	556,320
	2,788,583	32,496,752	6,630,024	73,073,325	2,984,851	35,075,100	2,370,450	25,830,244
Shares redeemed:
Class A	(1,436,167)	(16,699,325)	(1,369,759)	(15,209,939)	(1,346,890)	(15,943,165)	(1,638,352)	(18,209,190)
Class B	(90,850)	(1,051,621)	(137,233)	(1,509,053)	(114,547)	(1,333,201)	(169,802)	(1,850,145)
Class C	(418,381)	(4,841,203)	(382,869)	(4,237,479)	(344,693)	(3,986,561)	(370,909)	(4,000,811)
Class R3	(62,726)	(727,254)	(71,305)	(783,517)	(224,943)	(2,655,917)	(179,791)	(1,946,330)
Class I	(1,054,217)	(12,234,984)	(759,248)	(8,355,778)	(1,395,243)	(16,613,118)	(900,555)	(9,884,563)
	(3,062,341)	(35,554,387)	(2,720,414)	(30,095,766)	(3,426,316)	(40,531,962)	(3,259,409)	(35,891,039)
Net increase (decrease)	(273,758)	$(3,057,635)	3,909,610	$42,977,559	(441,465)	$(5,456,862)	(888,959)	$(10,060,795)

Class B Shares converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended August 31, 2013 and August 31, 2012, were as follows:

Fund	Year Ended 8/31/13	Year Ended 8/31/12
Strategy Aggressive Growth Allocation	14,857	39,433
Strategy Balanced Allocation	36,284	107,967
Strategy Conservative Allocation	11,863	65,410
Strategy Growth Allocation	24,644	95,018

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended August 31, 2013, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Purchases:
Affiliated investments	$10,656,830	$37,911,700	$24,580,306	$20,560,531
Non-affiliated investments	1,397,329	1,510,551	401,659	1,651,243
Sales:
Affiliated investments	16,677,000	61,946,000	27,486,000	27,989,064
Non-affiliated investments	1,274,508	1,597,840	372,747	1,412,896

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Nuveen Investments	59

Notes to Financial Statements (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of August 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Cost of investments	$95,052,344	$316,117,052	$132,472,207	$149,739,639
Gross unrealized:
Appreciation	5,526,515	46,189,631	5,514,311	10,796,703
Depreciation	(1,875,382)	(10,004,972)	(2,383,448)	(3,620,073)
Net unrealized appreciation (depreciation) of investments	$3,651,133	$36,184,659	$3,130,863	$7,176,630

Permanent differences, primarily due to federal taxes paid, investments in underlying funds, distribution character reclassifications and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2013, the Funds’ tax year end, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Capital paid-in	$(37)	$(99,196)	$(51,256)	$313,072
Undistributed (Over-distribution of) net investment income	(34,698)	(69,359)	4,748	(25,687)
Accumulated net realized gain (loss)	34,735	168,555	46,508	(287,385)

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2013, the Funds’ tax year end, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Undistributed ordinary income[1]	$1,019,670	$7,414,188	$1,151,642	$2,866,965
Undistributed net long-term capital gains	—	8,269,382	807,965	2,800,264
[1]

Undistributed ordinary income (on a tax basis) for Strategy Conservative Allocation has not been reduced for the dividend declared on August 29, 2013 and paid on September 3, 2013. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2013 and August 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net ordinary income[1]	$1,996,957	$7,943,810	$2,808,173	$4,715,392
Distributions from net long-term capital gains[2]	—	8,150,831	1,250,287	3,997,446

2012	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net ordinary income[1]	$640,392	$4,890,992	$2,852,153	$2,197,795
Distributions from net long-term capital gains	—	—	—	1,105,550
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]

The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2013.

60	Nuveen Investments

As of August 31, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Strategy Aggressive Growth Allocation	Strategy Conservative Allocation[3]
Expiration:
August 31, 2017	$—	$2,203,279
August 31, 2018	92,495	—
Not subject to expiration:
Short-term losses	—	—
Long-term losses	—	—
Total	$92,495	$2,203,279
[3]	A portion of Strategy Conservative Allocation’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended August 31, 2013, the following Funds utilized their capital loss carryforwards as follows:

	Strategy Aggressive Growth Allocation	Strategy Conservative Allocation
Utilized capital loss carryforwards	$2,589,774	$1,996,460

7. Management Fees and Other Transactions with Affiliates

The annual management fee for each Fund, payable monthly, is .10% of the average daily net assets of each Fund. Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NAM is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of each Fund through January 31, 2014 so that total annual Fund operating expenses (excluding acquired fund fees and expenses), as a percentage of average daily net assets, do not exceed ..40% for Class A Shares, 1.15% for Class B Shares, 1.15% for Class C Shares, .65% for Class R3 Shares and .15% for Class I Shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended August 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Sales charges collected (Unaudited)	$80,507	$228,429	$132,556	$194,826
Paid to financial intermediaries (Unaudited)	70,423	199,966	119,244	171,130

The Distributor also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended August 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Commission advances (Unaudited)	$10,820	$31,381	$44,931	$28,655

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended August 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
12b-1 fees retained (Unaudited)	$26,977	$70,885	$53,387	$63,402

Nuveen Investments	61

Notes to Financial Statements (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended August 31, 2013, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
CDSC retained (Unaudited)	$1,730	$5,350	$5,786	$7,473

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

62	Nuveen Investments

Trustees and Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	211
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	211

Nuveen Investments	63

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	211
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211

64	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211

Nuveen Investments	65

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	211
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
*	Represents the Fund’s Board of Trustees as of September 1, 2013.

66	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent

Nuveen Investments	67

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer

68	Nuveen Investments

Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds (including the Nuveen Strategy Aggressive Growth Allocation Fund (the “Aggressive Growth Fund”)) as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen Strategy Conservative Allocation Fund (the “Conservative Fund”) and the Nuveen Strategy Balanced Allocation Fund (the “Balanced Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, they noted that the Nuveen Strategy Growth Allocation Fund (the “Growth Fund”) and the Aggressive Growth Fund had satisfactory performance compared to their peers. In this regard, the Independent Board Members noted that the Growth Fund had performed in the second or third quartile over various periods and that although the Aggressive Growth Fund had performed in the third quartile in the five-year period, it performed in the second quartile in the three-year period and the first quartile in the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Nuveen fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules, if any (as described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports,

Nuveen Investments	69

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members recognized that the Funds operate as funds-of-funds and that the fee and expense arrangement of a fund-of-funds structure differs from that of a traditional fund format. The Independent Board Members noted that, in light of their fund-of-funds structure, the Funds will indirectly pay a portion of the expenses incurred by the underlying funds, including their advisory fees. Accordingly, the Independent Board Members reviewed, among other things, the gross and net management fees, the indirect expenses, and total expense ratio (including indirect expenses). In this regard, the Independent Board Members noted that there were no net management fees after fee waivers for the Funds for the latest fiscal year. Further, the Independent Board Members noted that each of the Funds had a net expense ratio (including fee waivers and expense reimbursements) that was below or in line with its respective peer average. In addition, the Independent Board Members considered that many of the underlying funds may be advised by the Adviser and sub-advised by an affiliated person of the Adviser. Accordingly, the Adviser and affiliated sub-advisers may receive advisory fees from the underlying funds in which the Funds invest, and the Funds will indirectly bear their pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers to the Funds and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability

70	Nuveen Investments

information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members generally review and consider the applicable fund-level breakpoints in the advisory fee schedules for the funds in the Nuveen fund complex that reduce advisory fees as asset levels increase. The Independent Board Members recognized, however, that the Funds do not have fund-level breakpoints given their unique structures.

In addition, pursuant to a complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The Funds, however, are not assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members further recognized that the Funds nevertheless will benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds.

Based on their review, the Independent Board Members concluded that the absence of a fund-level breakpoint schedule and a complex-wide fee arrangement was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	71

Notes

72	Nuveen Investments

Notes

Nuveen Investments	73

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Aggregate Bond Index: The Barclays Aggregate Bond Index is a market value weighted performance benchmark for investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays High Yield Index: An index that covers the universe of fixed rate, non- investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc. are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included). Original issue zeroes, step-up coupon structures and 144-As are also included. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Morningstar Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek above-average exposure to equity market risk and returns.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities, bonds, and traditional inflation hedges, such as commodities and TIPS. This portfolio is held in a static allocation of 60% equities and 40% fixed income, which is appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns.

Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P MidCap 400® Index: An unmanaged index considered representative or mid-sized U.S. companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

74	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

U.S. Bank National Association

Milwaukee, WI 53202

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800)257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Strategy Aggressive Growth Allocation Fund	15.44%	52.06%
Nuveen Strategy Balanced Allocation Fund	14.70%	20.02%
Nuveen Strategy Conservative Allocation Fund	9.46%	14.28%
Nuveen Strategy Growth Allocation Fund	14.70%	20.02%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	75

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FAA-0813P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended August 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	16,178	0	2,500	0
Nuveen Strategy Balanced Allocation Fund	16,222	4,450	2,500	0
Nuveen Strategy Conservative Allocation Fund	16,173	4,450	2,500	0
Nuveen Strategy Growth Allocation Fund	16,198	0	2,500	0

Total	$64,771	$8,900	$10,000	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	11,670	0	1,000	0
Nuveen Strategy Balanced Allocation Fund	12,919	0	4,440	0
Nuveen Strategy Conservative Allocation Fund	11,841	0	3,940	0
Nuveen Strategy Growth Allocation Fund	11,932	0	1,000	0

Total	$48,362	$0	$10,380	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended August 31, 2013	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended August 31, 2012	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended August 31, 2013	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	2,500	0	2,500
Nuveen Strategy Balanced Allocation Fund	2,500	0	2,500
Nuveen Strategy Conservative Allocation Fund	2,500	0	2,500
Nuveen Strategy Growth Allocation Fund	2,500	0	2,500

Total	$10,000	$0	$10,000

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended August 31, 2012	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	1,000	0	1,000
Nuveen Strategy Balanced Allocation Fund	4,440	0	4,440
Nuveen Strategy Conservative Allocation Fund	3,940	0	3,940
Nuveen Strategy Growth Allocation Fund	1,000	0	1,000

Total	$10,380	$0	$10,380

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Strategy Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: November 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: November 8, 2013